SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                  Amendment #2

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        Date of Report: October 12, 2004
                        (Date of Earliest Event Reported)


                             GREENBRIAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                     0-8187                      75-2399477
       (State or other              (Commission                (I.R.S. Employer
jurisdiction of incorporation)       File No.)               Identification No.)


                        1755 Wittington Place, Suite 340
                               Dallas, Texas 75234
                    (Address of principal executive offices)


                                  972-407-8400
              (Registrant's telephone number, including area code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

         On October 12, 2004, Greenbriar Corporation (the "Company" or "GBR" or "Registrant") entered into an Acquisition Agreement with four individuals, Ronald Finley, Jeffrey A. Finley, Bradford A. Phillips and Gene E. Phillips, pursuant to which GBR acquired in a stock-for-stock exchange all of the issued and outstanding equity interests of two privately-held corporations, Finley Equities, Inc., a Texas corporation ("FEINC"), and American Realty Management, Inc., a Nevada corporation ("ARM") in exchange for 31,500 shares of GBR's newly-designated 2% Series J Preferred Stock, liquidation value $1,000 per share. FEINC and ARM each own an undivided one-half of the equity interest in Tacaruna B.V., a Netherlands company, which in turn directly owns 30% of CableTEL AD (formerly Cable Bulgaria AD), which does business as "CableTEL." Tacaruna BV also owns 64% of the equity of Narisma Holdings Limited, a Cypress Company, which in turn owns the balance of 70% of CableTEL. Tacaruna BV also holds a right (presently scheduled to mature or expire October 31, 2004) to acquire the remaining 36% of the Narisma Holdings Limited outstanding stock for
(euro)7,000,000 (approximately $8,470,000 at today's conversion rate). The result is that GBR through the acquisition indirectly owns and controls 74.8% of the equity interest in CableTEL.

         CableTEL is the largest cable television operator in Bulgaria, providing cable television services to approximately 11.5% of the Bulgarian market, or approximately 130,000 households in 20 cities. CableTEL is also a vertically-integrated communications company which provides in addition to cable television, telephony services (including voice-over IP), internet services, and fiberoptic connectivity to individual and commercial customers in the country of Bulgaria. CableTEL owns the only land-based fiberoptic network encircling the country of Bulgaria that offers this combination of services. CableTEL is currently the only company in Bulgaria licensed to provide the bundled services of telephone, internet access and cable television.

         Prior to this transaction, GBR had no material relationship with Ronald Finley, Jeffrey A. Finley or Bradford A. Phillips. Bradford A. Phillips is the son of Gene E. Phillips. Gene E. Phillips is an individual who has significant contact with and influence upon matters handled by Basic Capital Management, Inc., a Nevada corporation ("BCM"), International Health Products, Inc., a Nevada corporation ("IHPI"), TacCo Financial, Inc., a Nevada corporation ("TFI") and its wholly-owned subsidiary, JRG Investment Co., Inc., a Nevada corporation ("JRGIC"). Gene E. Phillips, BCM, IHPI, TFI and JRGIC are all Reporting Persons who may be deemed to constitute a "Person" within the meaning of Section 13d of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which corporations are the owners of shares of Common Stock of GBR which are the subject of a Schedule 13D and amendments thereto filed on behalf of Mr. Phillips and such corporations with the Securities and Exchange Commission (the "Commission"). Reference is made to Amendment No. 5 to Statement on Schedule 13D for event date of August 18, 2004 on file with the Commission for a summary of the information contained therein. As of such date, IHPI owned 9.970 shares of Common Stock of GBR (approximately 1% of the outstanding), TFI owned 28,596 shares of Common Stock of GBR (approximately 2.93% of the outstanding) and JRGIC owned 156,886 shares of Common Stock of GBR (approximately 16.06% of the outstanding), which in the aggregate total 195,452 shares of Common Stock of GBR, or approximately 20% of the then issued and outstanding shares of Common Stock.

         The consideration given by GBR for the assets received was an aggregate of 31,500 shares of GBR's newly-designated 2% Series J Preferred Stock, liquidation value $1,000 per share. Such Preferred Stock has the right to receive cumulative cash dividends of $20 per share per annum, payable quarterly, payment of $1,000 per share in the event of dissolution, liquidation or winding up of GBR before any distribution is made by GBR to its common stockholders, optional redemption at any time after September 30, 2006, at a price of $1,000 per share plus cumulative dividends, no initial right of conversion into any other securities of GBR, and voting rights consisting of five votes per share voting together with all other classes of stock. The shares of 2% Series J Preferred Stock are restricted in transfer, have not been registered under the Securities Act, and were issued to Jeffrey A. Finley, 1,575 shares (5%), Ronald Finley, 14,175 shares (45%), Bradford A. Phillips, 3,150 shares (10%) and Gene
E. Phillips, 12,600 shares (40%). The Acquisition Agreement contains customary representations and warranties and covenants by the parties, but also requires, as soon as reasonably practicable and in no event later than September 30, 2005, that GBR present the transaction represented by the Acquisition Agreement, together with a proposed mandatory exchange of preferred stock for common stock to its current stockholders in accordance with the applicable requirements of the Commission and the American Stock Exchange, Inc. ("AMEX") for a vote (or written consent by the requisite number) of stockholders to approve the transaction, including a mandatory exchange of all shares of preferred stock for shares of GBR's Common Stock on the basis of 279 shares of Common Stock for each share of 2% Series J Preferred Stock, which will result in an aggregate of 8,788,500 shares of Common Stock being issued to the four individuals (or their transferees), which shall then constitute at least 89% of the total issued and outstanding shares of Common Stock of GBR, all subject to the listing requirements with AMEX. In the event the stockholders of GBR do not approve by the requisite number of votes either the transaction covered by the Acquisition Agreement or the mandatory exchange of shares of Common Stock for shares of the 2% Series J Preferred Stock, the holders of the 2% Series J Preferred Stock have the option exercisable by all of them but not less than all of them at any time after September 30, 2005, until September 30, 2006 to either (a) rescind in full and revoke the transaction covered by the Acquisition Agreement by returning all 31,500 shares of 2% Series J Preferred Stock to GBR upon which GBR shall deliver back to the four individuals all equity securities of any entity owning all of the ordinary shares and other securities of Tacaruna B.V. or of CableTEL, or (b) deliver to GBR all 31,500 shares of 2% Series J Preferred Stock of GBR and receive in exchange therefor all of the ordinary shares and other securities of Tacaruna B.V. outstanding and owned by GBR such that the four individuals will become the owner and holder of all of the issued and outstanding securities of Tacaruna B.V., which in turn continues to own shares of CableTEL and shares of Narisma Holdings Limited.

Item 3.02. Unregistered Sales of Equity Securities

         On October 12, 2004, GBR issued the right to receive 31,500 shares of its newly-designated 2% Series J Preferred Stock to four individuals pursuant to an Acquisition Agreement dated October 8, 2004. Each share of 2% Series J Preferred Stock has a liquidation value of $1,000 per share, has a right to cumulative cash dividends of $20 per share per annum payable quarterly, has the right to payment of $1,000 per share in the event of dissolution, liquidation or winding up of the Company before any distribution is made by the Company to its common stockholders, optional redemption at any time after September 30, 2006 at a price of $1,000 per share plus cumulative dividends, no initial right to conversion into any other securities of the Company, and voting rights consisting of five votes per share of 2% Series J Cumulative Preferred Stock outstanding voting together with all other classes of stock, all as set forth in the Certificate of Designations filed with the Secretary of State of Nevada. The distribution of the 31,500 shares of 2% Series J Preferred Stock of GBR was made pursuant to the Acquisition Agreement described in Item 2.01 above, and such shares were issued without registration pursuant to the exemption afforded by
Section 4(2) of the Securities Act. Such shares of 2% Series J Preferred Stock may not be transferred by the holders except in transactions which are exempt from the registration requirements of the Securities Act.

Item 7.01. Regulation FD Disclosure

         On October 12, 2004, the Company issued a press release announcing the acquisition of assets and issuance of securities described until Items 2.01 and
3.02 above. A copy of the press release is attached hereto as Exhibit 99.1.

         The  information in this Form 8-K being  furnished  under Item 7.01 and
Exhibit  99.1 under Item 9.01 shall not be deemed to be "filed" for  purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

         The following financial statements and pro forma financial information regarding Tacaruna Holdings B.V. were filed with Amendment #1 to this Form 8-K.

         (a) Financial Statements of Businesses Acquired.

         Tacaruna Holdings B.V.
         1. Financial Statement for Tacaruna Holdings B.V. for the nine months ending September 30, 2004.
         2. Financial Statement for Tacaruna Holdings B.V. for the twelve months ending December 31, 2003.
         3. Financial Statement for Tacaruna Holdings B.V. for the twelve months ending December 31, 2002.

         The following financial statements and pro forma financial information regarding Narisma Holdings Limited and CabelTEL AD are filed herewith.

         Narisma Holdings Limited
         1. Unaudited Financial Statement for Narisma Holdings Limited for the nine months ending September 30, 2004.
         2. Audited Financial Statement for Narisma Holdings Limited for the twelve months ending December 31, 2003.
         3. Audited Financial Statement for Narisma Holdings Limited for the twelve months ending December 31, 2002.

         Cable Bulgaria (CabelTEL) AD
         1. Unaudited Financial Statement for CabelTEL AD for the nine months ending September 30, 2004.
         2. Audited Financial Statement for Cable Bulgaria AD for the twelve months ending December 31, 2003.
         3. Audited Financial Statement for Cable Bulgaria AD for the twelve months ending December 31, 2002.

         (b) Pro Forma Financial Information.

         Pro Forma financial information required by this item is filed herewith.

         (c) Exhibits.

         The following exhibits were filed with the Company's Form 8-K on October 15, 2004:

  Exhibit
Designation                   Description of Exhibit

3.4 Certificate of Designations dated October 12, 2004, as filed with the Secretary of State of Nevada on October 13, 2004 (also an exhibit to
         10.1 below).
10.1 Acquisition Agreement dated October 12, 2004, among Greenbriar Corporation, Ronald Finley, Jeffrey A. Finley, Bradford A. Phillips and Gene E. Phillips (excluding exhibits and schedules).
99.1     Press Release dated October 12, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

         Dated: December 29, 2004.          GREENBRIAR CORPORATION



                                            By: /s/ Gene S. Bertcher
                                                -------------------------------
                                                Gene S. Bertcher, President and
                                                Chief Executive Officer

                            NARISMA HOLDINGS LIMITED

                         REPORT AND FINANCIAL STATEMENTS
                                Nine months ended
                                30 September 2004

NARISMA HOLDINGS LIMITED
PROFIT AND LOSS ACCOUNT





                                                  Nine Months      Twelve Months
                                                     Ended             Ended
                                                 30 September      31 December
                                                     2004              2003
                                      Note            US$               US$

Consulting fees                                    430.304                 0
Administration expenses                           (329.387)           (8.325)
                                                   -------           -------

Operating income                       (3)         100.917            (8.325)
Finance income - net                   (4)         272.250           363.600
                                                   -------           -------

Profit before taxation                             373.167           355.275
Taxation                               (5)         (17.427)          (16.609)
                                                   -------           -------

Net profit                                         355.740           338.666
                                                   =======           =======

NARISMA HOLDINGS LIMITED

BALANCE SHEET



                                                   Nine Months     Twelve Months
                                                       Ended             Ended
                                                   30 September      31 December
                                                        2004             2003
                                     Note                US$              US$

Assets
Non - current assets
Investment in subsidiary company     (6)            7,329,861          7,329,861
                                                   ----------         ----------

Current assets
Accounts receivable                                    95,729                  0
Loans receivable                     (7)            3,344,485          3,072,235
                                                   ----------         ----------

Total assets                                       10,770,075         10,402,096
                                                   ==========         ==========

Equity and liabilities
Capital and Reserves
Share capital                        (8)                1,747              1,747
Reserves                             (9)            1,343,737            987,997
                                                   ----------         ----------
                                                    1,362,143            989,744

Current liabilities
Amounts due to shareholders          (10)           9,358,610          9,358,610
Accrued expenses                                       16,656              5,235
Taxation                                               49,325             48,507
                                                   ----------         ----------
                                                    9,424,591          9,412,352

Total liabilities                                   9,424,591          9,412,352
                                                   ----------         ----------

Total equity and liabilities                       10,770,075         10,402,096
                                                   ==========         ==========

NOTES TO THE FINANCIAL STATEMENTS

1        Incorporation and main activities

         (a) The company was incorporated in Cyprus on 15 March 1999 as a private limited liability company in accordance with the provisions of the Companies Law, Cap. 113, of Cyprus.

         (b)      The company's main activity is the holding of investments.

2        Accounting policies

The principal accounting policies adopted in the preparation of these financial statements are set out below:

Basis of preparation

The financial statements, which are expressed in US Dollars, have been prepared in accordance with International Financial Reporting Standards and the provisions of the Companies Law, Cap. 113. The financial statements have been prepared under the historical cost convention, except as disclosed in the accounting policies below .

Reporting currency

The reporting currency is the US Dollar. The company does not use the currency of the country in which it is domiciled, the Cyprus Pound, as the vast majority of the transactions of the company are in US Dollars.

Revenue recognition

Other revenues earned by the Company are recognised when the Company's right to receive payment is established.

Foreign currencies

Foreign currency transactions are translated into US Dollars at the rate of exchange ruling at the time of the transaction. Monetary assets and liabilities expressed in foreign currencies are translated into US Dollars at the rates of exchange ruling at the end of the financial period. Share capital was translated at the time of issue. Differences on exchange are included in profit before taxation

Taxation

Provision is made for corporation tax on the taxable profit for the year at the appropriate rates in force.

Investment in subsidiary company

Investment in subsidiary company is shown at cost and provision is only made where, in the opinion of the Directors, there is a permanent diminution in value. Where there has been a permanent diminution in the value of an investment, it is recognised as an expense when the diminution is identified.

Loans receivable

Loans receivable represent amounts advanced based on agreements and are carried at original amount advanced plus interest accrued less any repayments. Interest for the year is credited in the profit and loss account.

Provisions

Provisions are recognised when the Company has a present obligation as a result of past events, if it is probable that an outflow of funds will be required to settle the obligation, and a reliable estimate of the amount of the obligation can be made.

3.       Operating Income

                                                               2004      2003
                                                                US$       US$
           The following items have been charged in
           arriving at operating loss:
           Auditors' remuneration                             2,000       1,150


4.       Finance income - net

                                                              2004       2003
                                                               US$        US$

           Interest income on loans receivable               272,250    363,600
                                                           =========  =========
5.       Taxation

                                                               2004      2003
                                                                US$       US$

           Current taxation                                   17,427     16,609
                                                           =========  =========

         The tax on the Company's profit before taxation differs from the theoretical amount that would arise using the applicable tax rates as follows: 2004 2003 US$ US$

           Profit before taxation                            373,167    355,275
                                                           =========  =========

           Tax calculated at the applicable tax rates         15,860     15,099
           Tax penalties                                       1,567      1,510
                                                           ---------  ---------

           Taxation charge                                    17,427     16,609
                                                           =========  =========

The Company is subject to income tax at the rate of 4,25% of taxable profit.

6.         Investment in subsidiary company
                                                              2004       2003
                                                               US$        US$

           122.543 shares of BGN100 each of the
           Bulgarian private company Cabletel 70% / 65%)   7,329,861  7,329,861
                                                           =========  =========

7.         Loans receivable
                                                             2004        2003
                                                              US$         US$
           Loans to third parties:
           As at 1 January / 31 December                        --      300,000

           Amounts payment for the year                         --     (300,000)
                                                                      ---------
           As at 31 December                                    --         --
                                                           =========  =========
           Loans to subsidiary company
           Capital amount:
           As at 1 January                                 2,020,000  2,020,000
           Amounts advanced in year                             --         --
                                                           ---------  ---------
           As at 30 September                              2,020,000  2,020,000
                                                           ---------  ---------

           Interest charged:
           As at 1 January                                 1,052,235    688,635
           For the year                                      272,250    363,600
                                                           ---------  ---------
           As at 30 September                              1,324,485  1,052,235
                                                           ---------  ---------
           Total amount due from subsidiary company        3,344,485  3,072,235
                                                           =========  =========
           Total loans receivable as at 30 September       3,344,485  3,072,235
                                                           =========  =========

         The above loans are repayable on demand by written notice to the borrower. The loan to the third party is interest free while the loan to the subsidiary company bears interest at the rate of 18% per annum.

8.         Share capital
                                                                    2003    2002
                                                                    US$     US$

Authorised
5.000 shares of C(pound)1 each - equivalent to:                    8,735   8,735
                                                                   =====   =====

Issued and fully paid
At 1 January
1.000 shares of C(pound)1 each - equivalent to:                    1,747   1,747
                                                                   -----   -----
At 30 September                                                    1,747   1,747
                                                                   =====   =====

9.         Reserves
                                                               2004        2003
                                                                US$         US$
Retained earnings
At 1 January                                                 987,997     649,331
Net profit for the year                                      355,740     338,666
                                                           ---------   ---------
At 31 December                                             1,343,737     987,997
                                                           =========   =========

10.     Related party transactions

The following transactions were carried out with related parties:

(a)      Amounts due to Shareholders
                                                              2004        2003
                                                               US$         US$

Amounts due to the Shareholders of the Company
  At beginning of year                                     9,358,610   9,350,000
  Amounts received during the year                                 0       8,610
                                                           ---------   ---------
  At end of year                                           9,358,610   9,358,610
                                                           =========   =========

Amounts due to shareholders are repayable on demand and bear no interest.

ANALYSIS OF EXPENSES
FOR THE NINE MONTHS ENDED 30 September 2004

                                                                  2003     2002
                                                                   US$      US$


ADMINISTRATION EXPENSES

Accounting and audit fees                                        2,000     1,150
Administration expenses                                          6,335       460
Exchange difference                                                (10)     --
                                                                ------    ------

                                                                 8,325     1,610
                                                                ======    ======

                            NARISMA HOLDINGS LIMITED

                         REPORT AND FINANCIAL STATEMENTS
                                31 DECEMBER 2003

NARISMA HOLDINGS LIMITED

REPORT AND FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2003






Contents
                                                                          Page
Directors and advisers                                                      1
Directors report                                                            2
Auditors report                                                           3 - 4
Income statement and statement of
recognised gains and losses                                                 5
Balance sheet                                                               6
Cash flow statement                                                         7
Notes to the financial statements                                         8 - 12

NARISMA HOLDINGS LIMITED


DIRECTORS AND ADVISERS









Directors                                          Registered Office

Andreas Mavromatis (appointed 31.10.2003)          42 Nestoros street
Georgia Georgiou (appointed 31.10.2003)            Kaimakli, 1026 Nicosia,
Ronald Charles Finley (appointed 31.10.2003)       Cyprus
Kenneth Fields (resigned 31.10.2003)
Declan James Ganley (resigned 31.10.2003)


Company Secretary                                  Auditors

Dema Secretarial Limited                           Demetriades Shakos Pifanis
24 Agias Varvaras street                           Photiades Business Centre
Archangelos, Nicosia                               Avenue
Cyprus                                             Nicosia
                                                   P.O.Box 22545
                                                   Nicosia 1522
                                                   CYPRUS

NARISMA HOLDINGS LIMITED

DIRECTORS REPORT
FOR THE YEAR ENDED 31 DECEMBER 2003

1. The directors present their report together with the audited financial statements of the company for the year ended 31 December 2003.

Principal activities

2. The company's main activity is the holding of investments.

Results

3. The results for the year are set out on page 5. The Board of Directors does not recommended the payment of a dividend and the remaining net profit for the year is retained.

Share capital

4. There were no changes in the share capital of the Company.

Board of Directors

5. The members of the Board of Directors at 31 December 2003 and at the date of this report are shown on page 1. Mr Kenneth Fields and Mr Declan James Ganley who were directors as at 1 January 2003, resigned on 31 October 2003. Mr Andreas Mavromatis, Mr Ronald Charles Finley and Ms Georgia Georgiou were appointed directors on the same date.

6. There were no significant changes in the assignment of responsibilities and remuneration of the Board of Directors.

Auditors

7. The auditors, Demetriades Shakos Pifanis, have expressed their willingness to continue in office. A resolution giving authority to the directors to fix their remuneration will be proposed at the annual general meeting.

By order of the Board



-----------------
Andreas Mavromatis
Director

Nicosia, 15 December 2004

NARISMA HOLDINGS LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 2003
                                                            2003           2002
                                           Note              US$            US$

Administration expenses                                   (8,325)        (1,610)
                                                        --------       --------

Operating (loss)                            (3)           (8,325)        (1,610)
Finance income - net                        (4)          363,600        363,600
                                                        --------       --------

Profit before taxation                                   355,275        361,990
Taxation                                    (5)          (16,609)       (16,923)
                                                        --------       --------

Net profit                                               338,666        345,067
                                                        ========       ========




Statement of recognised gains and losses
for the year ended 31 December 2003
                                                            2003           2002
                                                             US$            US$

Total recognised gains                                   338,666        345,067
                                                        ========       ========














The notes on pages 8 to 12 form part of these financial statements.

NARISMA HOLDINGS LIMITED

BALANCE SHEET
31 DECEMBER 2003
                                                              2003          2002
                                            Note               US$           US$


Assets
Non - current assets
Investment in subsidiary company             (6)         7,329,861     7,029,861
                                                       -----------   -----------

Current assets
Loans receivable                             (7)         3,072,235     3,008,635
                                                       -----------   -----------

Total assets                                           10,402,096     10,038,496
                                                       ===========   ===========


Equity and liabilities
Capital and Reserves
Share capital                                (8)             1,747         1,747
Reserves                                     (9)           987,997       649,331
                                                       -----------   -----------
                                                           989,744       651,078
                                                       -----------   -----------

Current liabilities
Amounts due to shareholders                 (10)         9,358,610     9,350,000
Accrued expenses                                             5,235         5,520
Taxation                                                    48,507        31,898
                                                       -----------   -----------
                                                         9,412,352     9,387,418

Total liabilities                                        9,412,352     9,387,418
                                                       -----------   -----------

Total equity and liabilities                            10,402,096    10,038,496
                                                       ===========   ===========


Approved by the Board of Directors on 15 December 2004.


-----------------                                               ----------------
Andreas Mavromatis                                              Georgia Georgiou
Director                                                        Director

The notes on pages 8 to 12 form part of these financial statements.

NARISMA HOLDINGS LIMITED

CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2003
                                                             2003          2002
                                                              US$           US$


Cash flows from operating activities
Profit for the year before taxation                       355,275       361,990
Adjustments for:
Interest received                                        (363,600)     (363,600)
                                                         --------      --------

Operating (loss) before working capital changes            (8,325)       (1,610)
Changes in working capital:
Amounts due to shareholders                                 8,610       104,164
Amounts due to subsidiary company                            --        (104,164)
Accrued expenses                                             (285)        1,610
                                                         --------      --------

Net cash from operating activities                           --            --
                                                         --------      --------

Cash flows from investing activities
Interest received                                         363,600       363,600
Acquisition of investment in subsidiary company          (300,000)         --
Loans made                                                (63,600)     (363,600)
                                                         --------      --------

Net cash (used in) investing activities                      --            --
                                                         --------      --------

Net movement in cash and cash equivalents                    --            --
                                                         --------      --------

Cash and cash equivalents at beginning of year               --            --
                                                         --------      --------

Cash and cash equivalents at end of year                     --            --
                                                         ========      ========











The notes on pages 8 to 12 form part of these financial statements.

NARISMA HOLDINGS LIMITED


NOTES TO THE FINANCIAL STATEMENTS


1        Incorporation and main activities

         (a) The company was incorporated in Cyprus on 15 March 1999 as a private limited liability company in accordance with the provisions of the Companies Law, Cap. 113, of Cyprus.

         (b)      The company's main activity is the holding of investments.

 2       Accounting policies

The principal accounting policies adopted in the preparation of these financial statements are set out below:

Basis of preparation

The financial statements, which are expressed in US Dollars, have been prepared in accordance with International Financial Reporting Standards and the provisions of the Companies Law, Cap. 113. The financial statements have been prepared under the historical cost convention, except as disclosed in the accounting policies below.

Reporting currency

The reporting currency is the US Dollar. The company does not use the currency of the country in which it is domiciled, the Cyprus Pound, as the vast majority of the transactions of the company are in US Dollars.

Revenue recognition

Other revenues earned by the Company are recognised when the Company' s right to receive payment is established.

Foreign currencies

Foreign currency transactions are translated into US Dollars at the rate of exchange ruling at the time of the transaction. Monetary assets and liabilities expressed in foreign currencies are translated into US Dollars at the rates of exchange ruling at the end of the financial period. Share capital was translated at the time of issue. Differences on exchange are included in profit before taxation.

NARISMA HOLDINGS LIMITED


NOTES TO THE FINANCIAL STATEMENTS




Taxation

Provision is made for corporation tax on the taxable profit for the year at the appropriate rates in force.

Investment in subsidiary company

Investment in subsidiary company is shown at cost and provision is only made where, in the opinion of the Directors, there is a permanent diminution in value. Where there has been a permanent diminution in the value of an investment, it is recognised as an expense when the diminution is identified.

Loans receivable

Loans receivable represent amounts advanced based on agreements and are carried at original amount advanced plus interest accrued less any repayments. Interest for the year is credited in the profit and loss account.

Provisions

Provisions are recognised when the Company has a present obligation as a result of past events, if it is probable that an outflow of funds will be required to settle the obligation, and a reliable estimate of the amount of the obligation can be made.

3.       Operating Loss
                                                                 2003       2002
                                                                  US$        US$
         The following items have been charged in
         arriving at operating loss:
         Auditors' remuneration                                 2,000      1,150


4.        Finance income - net
                                                                 2003       2002
                                                                  US$        US$

        Interest income on loans receivable                    363,600   363,600
                                                               =======   =======

NARISMA HOLDINGS LIMITED


NOTES TO THE FINANCIAL STATEMENTS


5.       Taxation                                                 2003      2002
                                                                   US$       US$

        Current taxation                                        16,609    16,923
                                                               =======   =======


         The tax on the Company's profit before taxation differs from the theoretical amount that would arise using the applicable tax rates as follows: 2003 2002 US$ US$

        Profit before taxation                                 355,275   361,990
                                                               =======   =======

        Tax calculated at the applicable tax rates              15,099    15,385
        Tax penalties                                            1,510     1,538
                                                               -------   -------

        Taxation charge                                         16,609    16,923
                                                               =======   =======


         The Company is subject to income tax at the rate of 4,25% of taxable profit.


6.       Investment in subsidiary company
                                                                2003        2002
                                                                 US$         US$

         122.543 shares of BGN100 each of the
         Bulgarian private company Cabletel 70% / 65%)     7,329,861   7,029,861


         During the year the company acquired 1.839 shares at a cost of US$300.000 representing 1,5% of the subsidiary company's issued share capital.

         Consolidated accounts have not been prepared as in the opinion of directors it would be of no real value to the members of the company compared to the costs involved.

NARISMA HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS


7.       Loans receivable
                                                            2003            2002
                                                             US$             US$
                                                      ----------      ----------
         Loans to third parties:
         As at 1 January / 31 December                   300,000         300,000
         Amounts payment for the year                   (300,000)           --
                                                      ----------      ----------
         As at 31 December                                  --           300,000
                                                      ==========      ==========

         Loans to subsidiary company
         Capital amount:
         As at 1 January                               2,020,000       2,020,000
         Amounts advanced in year                           --              --
         As at 31 December                             2,020,000       2,020,000
                                                      ----------      ----------

         Interest charged:
         As at 1 January                                 688,635         325,035
         For the year                                    363,600         363,600
                                                      ----------      ----------
         As at 31 December                             1,052,235         688,635
                                                      ----------      ----------

         Total amount due from subsidiary company      3,072,235       2,708,635
                                                      ==========      ==========

         Total loans receivable as at 31 December      3,072,235       3,008,635
                                                      ==========      ==========


         The above loans are repayable on demand by written notice to the borrower. The loan to the third party is interest free while the loan to the subsidiary company bears interest at the rate of 18% per annum.

8.       Share capital
                                                                   2003     2002
                                                                    US$      US$


         Authorised
         5.000 shares of C(pound)1 each - equivalent to:          8,735    8,735
                                                                  =====    =====

         Issued and fully paid
         At 1 January
         1,000 shares of C(pound)1 each - equivalent to:          1,747    1,747
                                                                  -----    -----
         At 31 December                                           1,747    1,747
                                                                  =====    =====

NARISMA HOLDINGS LIMITED


NOTES TO THE FINANCIAL STATEMENTS



9. Reserves
                                                                 2003       2002
                                                                  US$        US$

         Retained earnings
         At 1 January                                         649,331    304,264
         Net profit for the year                              338,666    345,067
                                                              -------    -------
         At 31 December                                       987,997    649,331
                                                              =======    =======

10.      Related party transactions

         The following transactions were carried out with related parties:

(a)      Amounts due to Shareholders

                                                               2003         2002
                                                                US$          US$


         Amounts due to the Shareholders of the Company
         At beginning of year                             9,350,000    9,245,836
         Amounts received during the year                     8,610      104,164
                                                          ---------    ---------
         At end of year                                   9,358,610    9,350,000
                                                          =========    =========


         Amounts due to shareholders are repayable on demand and bear no interest.

II.      Financial instruments

         The main financial assets of the Company are the loans receivable. The main financial liabilities are the accruals and amounts due to the shareholders.

(a)      Credit risk
         Concentrations of credit risk with respect to trade debtors are limited as the company has policies in place to assess the creditworthiness of its customers. Due to these factors, management believes that no additional credit risk is inherent in the Company's trade debtors.

(b)      Fair values
         The fair values of the Company' s financial assets and financial liabilities approximate their carrying amounts at the balance sheet date.

NARISMA HOLDINGS LIMITED




ANALYSIS OF EXPENSES
FOR THE YEAR ENDED 31 DECEMBER 2003
                                                                  2003     2002
                                                                   US$      US$



ADMINISTRATION EXPENSES

Accounting and audit fees                                        2,000    1,150
Administration expenses                                          6,335      460
Exchange difference                                                (10)    --
                                                                ------   ------

                                                                 8,325    1,610
                                                                ======   ======

                                                        NARISMA HOLDINGS LIMITED
                                                        Nicosia
                                                        Cyprus


15 December2004


Demetriades Shakos Pifanis
P.O.Box 22545
Nicosia


Dear Sirs,

Letter of representation

1. We confirm to the best of our knowledge and belief, and having made appropriate inquiries of other directors and officials of the company, the following representations given to you in connection with your audit of the company's financial statements for the year ended 31 December 2003.


2.       We acknowledge as directors our responsibility for ensuring:
         (a) The accuracy of the accounting records and the financial statements prepared from them; and

         (b) that the financial statements give a true and fair view of the state of affairs of the company as at 31 December 2003 and of the loss for the year then ended.


Accounting records and transactions
3 All the accounting records have been made available to you for the purpose of your audit, and all the transactions undertaken have been reflected and recorded in the accounting records. All other records and related information which might affect the truth and fairness of, or necessary disclosure in, the financial statements including minutes of directors and shareholders meetings (and of all relevant management meetings), have been made available to you and no such information has been withheld.

Related parties
4 We confirm that we have disclosed all related party transactions relevant to the company and that we are not aware of any other such matters required to be disclosed in the financial statements whether under International Financial Reporting Standards 24("IFRS 24") Related Party Disclosures or other requirements. Assets 5 Provisions for depreciation and diminution in value, including obsolescence, have been made against fixed assets on bases and at rates calculated to reduce the net book amount of each asset to its estimated residual value by the end of its probable useful life in the company' a business. In this respect we are satisfied that the probable useful lives have been realistically estimated.

6 In our opinion on realisation in the ordinary course of the business the current assets in the balance sheet are expected to produce not less than the net book amounts at which they are stated.

7 All assets included in the balance sheet were at that date and remain free from any lien, encumbrance or charge (except as disclosed in the financial statements).

Liabilities
8 Full provision has been made for all liabilities at the balance sheet date, including guarantees, commitments and contingencies where the items are expected to result in significant loss. Other such items, where in our opinion provision is unnecessary, have been appropriately disclosed in the financial statements.

9 We are not aware of any pending litigation, proceedings, hearing or claims negotiations which may result in significant loss to the company.

Other matters
10 We are not aware of any breaches or possible breaches of statute, regulations, contracts, agreements or the company's Memorandum and Articles of Association which might result in the company suffering significant penalties or other loss. No allegations of such breaches have come to our notice.

11 No circumstances have arisen, or events occurred, between the balance sheet date and the date of this letter in respect of matters which would require adjustment to or disclosure in the financial statements, or which should be disclosed to shareholders through some other medium. We have no plans or intentions that may materially affect the carrying value or classification of assets and liabilities.

12 Except as disclosed in the financial statements, no transactions involving directors, officers and others requiring disclosure in the financial statements under the Companies Acts have been entered into.


Yours truly



---------------
Director

                            NARISMA HOLDINGS LIMITED

                         REPORT AND FINANCIAL STATEMENTS
                                31 DECEMBER 2002

NARISMA HOLDINGS LIMITED

REPORT AND FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2002






Contents
                                                                           Page
Directors and advisers                                                       1

Directors report                                                             2

Auditors report                                                              3

Profit and loss account and statement of
recognised gains and losses                                                  4

Balance sheet                                                                5

Cash flow statement                                                          6

Notes to the financial statements                                           7-11

Additional information to the profit and loss account                        12

NARISMA HOLDINGS LIMITED


DIRECTORS AND ADVISERS









Directors                                         Registered Office

Kenneth Fields                                    2 Sofouli street
Declan James                                      1096 Nicosia
                                                  Cyprus


Company Secretary                                 Auditors

Dema Secretarial Limited                          Demetriades Shakos Pifanis
24 Agias Varvaras street                          Photiades Business Centre
Archangelos, Nicosia                              1st floor, 8 Stassinos Avenue
Cyprus                                            Nicosia
                                                  P.O.Box 22545
                                                  Nicosia 1522
                                                  CYPRUS

NARISMA HOLDINGS LIMITED

DIRECTORS REPORT
FOR THE YEAR ENDED 31 DECEMBER 2003

1. The directors present their report together with the audited financial statements of the company for the year ended 31 December 2002.

Principal activities

2. The company's main activity is the holding of investments.

Results

3. The results for the year are set out on page 4.

Directors

4. The directors at the date of this report are shown on page 1 and will continue in office.

Auditors

5. The auditors, Demetriades Shakos Pifanis, have expressed their willingness to continue in office. A resolution giving authority to the directors to fix their remuneration will be proposed at the annual general meeting.

By order of the Board

-----------------
Director

Nicosia, 16 September 2003

                           Demetriades Shakos Pifanis
                           --------------------------
                         Chartered Certified Accountants



AUDITOR'S REPORT TO THE MEMBERS OF

NARISMA HOLDINGS LIMITED

1. We have audited the financial statements, on pages 4 to 11 and have obtained all the information and explanations we considered necessary. These financial statements are the responsibility of the Company's Directors. Our responsibility is to express an opinion on these financial statements based on our audit. This report is made solely to the Company's members, as a body, in accordance with
Section 156 of the Companies Law, Cap.113: Our work has been undertaken so that we might state to the Company s members those matters we are required to state to them in an auditor's report and for no other purpose. To the fullest extend permitted by taw, we do not accept or assume responsibility to anyone other than the Company and the Company's members as a body, for our audit work, for this report, or for the opinions we have formed.

2. We conducted our audit in accordance with international Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.'

3. As stated in note 6 the Company has not prepared consolidated financial statements because the Company's directors are of the opinion that it would be of no real value to the members of the Company compared to the costs involved. This is permitted by the Companies Law, Cap 113. However, consolidated financial statements are required by lnternational Financial Reporting Standard IFRS 27 "Consolidated Financial Statements and Accounting for Investments in
Subsidiaries". In our opinion, presentation of consolidated information is necessary for a proper understanding of the financial position and operations of the group.

4. In our opinion proper books of account have been kept by the company and the financial statements, which are in agreement therewith, give a true and fair view of the state of affairs of Narisma Holdings Limited, as of 31 December 2002 and of its loss and cash flows for the year then ended and comply with the Companies Law, Cap.113 and, except for the failure to present consolidated financial statements for the Company and its subsidiary, are in accordance with International Financial Reporting Standards.

Demetriades Shakos Pifanis
Chartered Certified Accountants

Nicosia, 16 September 2003

NARISMA HOLDINGS LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 2002
                                                       2002               2001
                                Note                    US$                US$
Administration expenses                               (1,610)           (1,726)
                                                     --------          --------

Operating (loss)                (3)                    (1,610)           (1,726)
Finance income - net            (4)                   363,600           314,951
                                                     --------          --------

Profit before taxation                                361,990           313,225
Taxation                        (5)                   (16,923)          (14,643)
                                                     --------          --------

Net profit                                            345,067           298,582
                                                     ========          ========




Statement of recognised gains and losses
for the year ended 31 December 2003
                                                       2003               2002
                                                        US$                US$

Total recognised gains                               345,067            298,582
                                                    ========           ========














The notes on pages 7 to 11 form part of these financial statements.

NARISMA
HOLDINGS LIMITED

BALANCE SHEET
31 DECEMBER 2002
                                                         2002            2001
                                       Note               US$             US$


Assets
Non - current assets
Investment in subsidiary company      (6)              7,029,861       7,029,861
                                                      ----------      ----------

Current assets
Loans receivable                      (7)              3,008,635       2,645,035
                                                      ----------      ----------

Total assets                                          10,038,496       9,674,896
                                                      ==========      ==========


Equity and liabilities
Capital and Reserves
Share capital                         (8)                  1,747           1,747
Reserves                              (9)                649,331         304,264
                                                      ----------      ----------
                                                         651,078         306,011
                                                      ----------      ----------

Current liabilities
Amounts due to shareholders          (10)              9,350,000       9,245,836
Amounts due to subsidiary company                           --           104,164
Accrued expenses                                           5,520           3,910
Taxation                                                  31,898          14,975
                                                      ----------      ----------
                                                       9,387,418       9,368,885

Total liabilities                                      9,387,418       9,368,885
                                                      ----------      ----------

Total equity and liabilities                          10,038,496       9,674,896
                                                      ==========      ==========


Approved by the Board of Directors on 16 September 2002.


-----------------                                                ---------------
Director                                                         Director

The notes on pages 7 to 11 form part of these financial statements.

NARISMA HOLDINGS LIMITED

CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2003
                                                           2002           2001
                                                            US$            US$

Cash flows from operating activities
Profit for the year before taxation                       361,990       313,225
Adjustments for:
Interest received                                        (363,600)     (314,951)
                                                       ----------    ----------

Operating (loss) before working capital changes            (1,610)       (1,726)
Changes in working capital:
Amounts due to shareholders                               104,164     2,204,557
Amounts due to subsidiary company                        (104,164)   (1,554,157)
Accrued expenses                                            1,610         1,150
                                                       ----------    ----------

Net cash from operating activities                           --         650,000
                                                       ----------    ----------

Cash flows from investing activities
Interest received                                         363,600        10,084
Acquisition of investment in subsidiary company          (300,000)         --
Loans made                                               (363,600)     (660,084)
                                                       ----------    ----------

Net cash (used in) investing activities                      --         650,000
                                                       ----------    ----------

Net movement in cash and cash equivalents                    --            --
                                                       ----------    ----------

Cash and cash equivalents at beginning of year               --            --
                                                       ----------    ----------

Cash and cash equivalents at end of year                     --            --
                                                       ==========    ==========







The notes on pages 7 to 11 form part of these financial statements.

NARISMA HOLDINGS LIMITED


NOTES TO THE FINANCIAL STATEMENTS


1        Incorporation and main activities

         (a) The company was incorporated in Cyprus on 15 March 1999 as a private limited liability company in accordance with the provisions of the Companies Law, Cap. 113, of Cyprus.

         (b)      The company's main activity is the holding of investments.

2        Accounting policies

The principal accounting policies adopted in the preparation of these financial statements are set out below:

Basis of preparation

The financial statements, which are expressed in US Dollars, have been prepared in accordance with International Financial Reporting Standards and the provisions of the Companies Law, Cap. 113. The financial statements have been prepared under the historical cost convention, except as disclosed in the accounting policies below.

Reporting currency

The reporting currency is the US Dollar. The company does not use the currency of the country in which it is domiciled, the Cyprus Pound, as the vast majority of the transactions of the company are in US Dollars.

Revenue recognition

Other revenues earned by the Company are recognised when the Company's right to receive payment is established.

Foreign currencies

Foreign currency transactions are translated into US Dollars at the rate of exchange ruling at the time of the transaction. Monetary assets and liabilities expressed in foreign currencies are translated into US Dollars at the rates of exchange ruling at the end of the financial period. Share capital was translated at the time of issue. Differences on exchange are included in profit before taxation.

NARISMA HOLDINGS LIMITED


NOTES TO THE FINANCIAL STATEMENTS




Taxation

Provision is made for corporation tax on the taxable profit for the year at the appropriate rates in force.

Investment in subsidiary company

Investment in subsidiary company is shown at cost and provision is only made where, in the opinion of the Directors, there is a permanent diminution in value. Where there has been a permanent diminution in the value of an investment, it is recognised as an expense when the diminution is identified.

Loans receivable

Loans receivable represent amounts advanced based on agreements and are carried at original amount advanced plus interest accrued less any repayments. Interest for the year is credited in the profit and loss account.

Provisions

Provisions are recognised when the Company has a present obligation as a result of past events, if it is probable that an outflow of funds will be required to settle the obligation, and a reliable estimate of the amount of the obligation can be made.

3.      Operating Loss
                                                                  2002    2001
                                                                   US$     US$
The following items have been charged in
arriving at operating loss:
Auditors' remuneration                                            1,150   1,150


4.       Finance income - net
                                                                 2002     2001
                                                                  US$      US$

Interest income on loans receivable                            363,600   314,951
                                                               =======   =======

NARISMA HOLDINGS LIMITED


NOTES TO THE FINANCIAL STATEMENTS





5.       Taxation
                                                                  2002     2001
                                                                   US$      US$

Current taxation                                                 16,923   14,643
                                                                 ======   ======


The tax on the Company's profit before taxation differs from the theoretical amount that would arise using the applicable tax rates as follows: 2002 2001 US$ US$

Profit before taxation                                         361,990   313,225
                                                               =======   =======

Tax calculated at the applicable tax rates                      15,385    13,312
Tax penalties                                                    1,538     1,331
                                                               -------   -------

Taxation charge                                                 16,923    14,643
                                                               =======   =======


The Company is subject to income tax at the rate of 4,25% of taxable profit.


6.       Investment in subsidiary company
                                                              2002       2001
                                                               US$        US$

 83.942 shares of BGN100 each of the
Bulgarian private company Cable Bulgaria AD                7,029,861   7,029,861


         During the year the company disposed of 9.828 shares at cost, representing 8,02% of the subsidiary's issued share capital.

         Consolidated accounts have not been prepared as in the opinion of directors it would be of no real value to the members of the company compared to the costs involved.

NARISMA HOLDINGS LIMITED


NOTES TO THE FINANCIAL STATEMENTS


7.       Loans receivable
                                                              2002        2001
                                                               US$         US$
 Loans to third parties:
 As at 1 January / 31 December                               300,000     300,000
                                                           =========   =========

 Loans to subsidiary company
 Capital amount:
As at 1 January                                            2,020,000     650,000
Amounts advanced in year                                        --     1,370,000
As at 31 December                                          2,020,000   2,020,000
                                                           ---------   ---------

 Interest charged:
As at 1 January                                              325,035      10,084
For the year                                                 363,600     314,951
                                                           ---------   ---------
As at 31 December                                            668,635     325,035
                                                           ---------   ---------

Total amount due from subsidiary company                   2,708,635   2,345,035
                                                           =========   =========

Total loans receivable as at 31 December                   3,008,635   2,645,035
                                                           =========   =========


The above loans are repayable on demand by written notice to the borrower. The loan to the third party is interest free while the loan to the subsidiary company bears interest at the rate of 18% per annum.

8.       Share capital
                                                                    2002   2001
                                                                     US$    US$

 Authorised
5.000 shares of C(pound)1 each - equivalent to:                    8,735   8,735
                                                                   =====   =====

 Issued and fully paid
 At 1 January
1.000 shares of C(pound)1 each - equivalent to:                    1,747   1,747
                                                                   -----   -----
At 31 December                                                     1,747   1,747
                                                                   =====   =====

NARISMA HOLDINGS LIMITED


NOTES TO THE FINANCIAL STATEMENTS



9. Reserves
                                                                2002       2001
                                                                 US$        US$
 Retained earnings
At 1 January                                                   304,264     5,682
Net profit for the year                                        345,067   298,582
                                                               -------   -------
At 31 December                                                 649,331   304,264
                                                               =======   =======

10. Related party tra nsactions

The following transactions were carried out with related parties:

(a) Amounts due to Shareholders
                                                            2002         2001
                                                             US$          US$

Amounts due to the Shareholders of the Company
At beginning of year                                     9,245,836    7,678,035
Amounts received during the year                           104,164    1,752,580
Amounts advanced during the year                              --       (184,779)
                                                        ----------   ----------
At end of year                                           9,350,000    9,245,836
                                                        ==========   ==========

Amounts due to shareholders are repayable on demand and bear no interest.

II.      Financial instruments

The main financial assets of the Company are the loans receivable. The main financial liabilities are the accruals and amounts due to the shareholders.

(a)      Credit risk
         Concentrations of credit risk with respect to trade debtors are limited as the company has policies in place to assess the creditworthiness of its customers. Due to these factors, management believes that no additional credit risk is inherent in the Company's trade debtors.

(b)      Fair values
         The fair values of the Company' s financial assets and financial liabilities approximate their carrying amounts at the balance sheet date.

NARISMA HOLDINGS LIMITED




ANALYSIS OF EXPENSES
FOR THE YEAR ENDED 31 DECEMBER 2002
                                                                    2002   2001
                                                                     US$    US$


ADMINISTRATION EXPENSES

Accounting and audit fees                                          1,150   1,150
Administration expenses                                              460     576
                                                                   -----   -----

                                                                   1,610   1,726
                                                                   =====   =====

                                   CABLETEL AD

                        CONSOLIDATED FINANCIAL STATEMENTS

                                NINE MONTHS ENDED

                               SEPTEMBER 30, 2004


"CableTEL" AD
--------------------------------------------------------------------------------
CONSOLIDATED INCOME STATEMENT

                                                     Nine Months
                                                        Ended             Year Ended
                                       Note       30 September 2004    31 December 2003
                                                       BGN '000            BGN '000

Net sales revenues
Services                                                     11,153               14,369
Sale of duct                                                  2,746                 --
Cost of sales                                               (10,965)             (12,851)
                                                  -----------------    -----------------
Gross profit                                                  2,934                1,518
                                                  -----------------    -----------------

Administrative expenses                                      (4,301)              (3,394)
Imapirment charge                                              --                   (240)
Profit on acquisition of investment                             299                 --
Other operating income                                          418                  671
(Loss)/profit on disposal of investment                        (554)                 634
                                                  -----------------    -----------------
Operating loss                                               (1,204)                (811)
                                                  -----------------    -----------------

Finance income (net)                                           (679)                 374
Loss before tax                                              (1,883)                (437)

Tax charge                                                       58                  114
                                                  -----------------    -----------------
Group loss                                                   (1,825)                (323)
                                                  -----------------    -----------------

Minority interest                                              (109)                  57

                                                  -----------------    -----------------
Net loss                                                     (1,934)                (266)
                                                  -----------------    -----------------

"CableTEL" AD
--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET

                                         Nine Months Ended        Year Ended
                                Note     30 September 2004     31 December 2003
                                             BGN '000              BGN '000
                                         -----------------    -----------------
ASSETS
Fixed (non-current) assets
Prtoperty, plant and equipment                      19,935               12,940
Intangible assets                                       84                   80
Investments                                             11                   45
Goodwill                                             2,217                2,232
                                         -----------------    -----------------
Total                                               22,247               15,297
                                         -----------------    -----------------

Current assets
Inventories                                          3,237                  367
Receivables                                          4,293                3,026
Cash and cash equivalents                              844                2,214
Prepayments                                            102                  105
                                         -----------------    -----------------
Total                                                8,476                5,712
                                         -----------------    -----------------

Total assets                                        30,723               21,009
                                         =================    =================

LIABILITIES

Equity
Share capital                                       12,254               12,254
Revaluation reserves                                    82                   90
Other Reserves                                          47                   47
Accumulated deficit                                 (7,325)              (5,457)
                                         -----------------    -----------------
Total                                                5,058                6,934
                                         -----------------    -----------------

Minority interest                                      231                1,022

Long-term liabilities
Bank borrowings and leases                           1,885                4,135
Deferred tax liabilities                                43                  106
Total                                                1,928                4,241
                                         -----------------    -----------------

Short-term liabilities
Borrowings from shareholders                         3,666                3,505
Trade and other payables                            12,693                4,925
Borrowings                                           6,911                  192
Deferred income                                        236                  190
Total                                               23,506                8,812
                                         -----------------    -----------------

Total liabilities                                   25,434               13,053
                                         -----------------    -----------------

Total equity and liabilities                        30,723               21,009
                                         =================    =================


"CableTEL" AD
--------------------------------------------------------------------------------
CONSOLIDATED CASH FLOW STATEMENT
                                                             Nine Months
                                                               Ended             Year Ended
                                                 Note    30 September 2004     31 December 2003
                                                             BGN '000             BGN '000
                                                         -----------------    -----------------
Operating activities
Cash generated from operations                                       4,065                2,405
Interest received                                                       10
Interest paid                                                         (535)                --
Tax paid                                                                (4)                 (75)
                                                         -----------------    -----------------
Net cash from operating activities                                   3,526                2,340
                                                         -----------------    -----------------

Investing activities
Acquisition of subsidiary, net of cash acquired                         34                  (76)
Purchase of property, plant and equipment                           (9,146)              (3,952)
                                                         -----------------    -----------------
Net cash used in investing activities                               (9,112)              (4,028)
                                                         -----------------    -----------------

Financing activities

Repaid short-term borrowings                                           (83)
Received long-term borrowings                                        4,469                3,192
Lease payments                                                        (144)                   0
Divident paid to minotirty shareholders                               (109)                   0
                                                         -----------------    -----------------
Net cash from financing activities                                   4,216                3,109
                                                         -----------------    -----------------
Increase/(Decrease) in cash and cash equivalents                    (1,370)               1,421
                                                         =================    =================

Movement in cash and cash equivalents

As at 1 January in the corresponding year                            2,214                  793
Increase/(Decrease)
                                                         -----------------    -----------------
At the end of period                                                   844                2,214
                                                         =================    =================


"Cable Bulgaria" AD
--------------------------------------------------------------------------------
Consolidated statement for the changes in equity
for the nine months ended 30 September 2004

                                  Share      Revaluation       Other      Accumulated
                                 capital       reserves       reserves      deficit         Total
                               -----------   -----------    -----------   -----------    -----------

Balance at 31 December 2003         12,254            90             46        (5,457)         6,933
                               ===========   ===========    ===========   ===========    ===========

Dividents paid to minority            --            --             --            --             --

Other movements                       --            --                1            66             67

Revaluation of property               --              (8)          --            --               (8)

Net loss                              --            --             --          (1,934)        (1,934)
                               -----------   -----------    -----------   -----------    -----------
Balance at 30 September 2004        12,254            82             47        (7,325)         5,058
                               ===========   ===========    ===========   ===========    ===========


1. Operating profit

The following items have been charged in arriving at the operating result:

                                                                    Year ended         Year ended
                                                                   30 September        31 December
                                                                       2004               2003

Depreciation on property, plant and equipment (Note 6)               1,800               2,411
Amortisation of intangible assets (Note 7)                             347               1,447
- goodwill (included in 'Administrative expenses')                     347               1,378
- other intangible assets (included in 'Administrative expenses')     --                    69
Impairment charge                                                      259                 240
Program rights expenditure                                           3,523               3,423
Raw materials and consumables used                                     808               1,670
Staff costs (Note 3)                                                 2,961               3,589
Consulting services and marketing research                           1,946               1,075
Rents                                                                1,085                 965
Satellite transmission
Telecommunication costs                                                421                 295
License fees                                                          --                   106
Other hired services                                                   526                 706
Other expenses                                                         260                 518
Cost of merchandise sold                                             1,330                  40
                                                                    ------              ------
Total operating expenses                                            15,266              15,132
                                                                    ======              ======



2. Staff costs

                                                         Year ended     Year ended
                                                        30 September   31 December
                                                            2004             2003
Wages and salaries                                         2,008           2,234
Social security contributions and social costs for staff     953           1,355
                                                           -----           -----
Total staff cost                                           2,961           3,589
                                                           =====           =====

The number of employees in 2003 was 390 (2003: 390).


3. Finance costs

                                                    Year ended        Year ended
                                                   31 December       31 December
                                                        2003             2002

Interest income                                          4                 10
Net foreign exchange transaction (loss)/gain           (37)               712
Interest expense                                      (600)              (207)
Other financial expense                                (46)              (141)

                                                      ----               ----
Net financial income                                  (679)               374
                                                      ====               ====


4. Fixed assets
                                                                      Assets
Nine months ended 30 Sept. 2004   Land &    Plant &     Vehicles &     under       Total
                                Buildings Machinery     Equipment   construction
Opening net
book amount                       699        5,643          623        5,975       12,940
Additions                          28         3084          344       10,003       13,459
Disposals                          -5         -423         -128       -4,135       -4,691
Depreciation charge                            -21        -1610         -142       -1,773
Closing net book amount           701        6,694          697       11,843       19,935
At 30 September 2004

Cost or fair value                856       13,347        1,237       11,843       27,283
Accumulated depreciation         -155       -6,653         -540            0       -7,348
Net book amount                   701        6,694          697       11,843       19,935

                                CABLE BULGARIA AD

                     REPORT AND AUDITED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2003

PricewaterhouseCoopers
9-11 Maria Louisa Blvd
1000 Sofia
Bulgaria
Telephone +359 2 9355200
Facsimile +359 2 9355266





REPORT OF THE AUDITORS

TO THE SHAREHOLDERS OF CABLETEL AD


We have audited the accompanying consolidated balance sheet of CableTEL AD and its subsidiaries (the Group) as of December 31, 2003, and the related consolidated statements of income, of cash flows and of changes in shareholders' equity for the year then ended. These consolidated financial statements set out on pages 1 to 24 are the responsibility of the Group's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with International Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Union Television AD (UTV) subsidiary was disposed in May 2003. However the subsidiary results and cash flows until the date of disposal have not been consolidated based on the assumption of the Group management that the effect of this non-compliance with IAS 27 "Consolidated and Separate Financial Statements" is insignificant in value. We were unable to satisfy ourselves as to the validity of this management assumption. In addition no disclosure was made for discontinuing operations as required by IAS 35 "Discontinuing Operations".

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to satisfy ourselves as to the effect on the financial result of the disposed subsidiary until its disposal, the consolidated financial statements present fairly, in all material respects, the financial position of the Group as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in accordance with the International Financial Reporting Standards.

Without qualifying our opinion, we draw attention to the fact that the consolidated financial statements of the Group have been prepared on the basis of going concern which means that the Group will continue its operations in the foreseeable future. As at 31 December 2003 the short-term liabilities of the Group exceed its short-term assets by BGN 3,100 thousand (2002: BGN 2,167 thousand, the loss for the year is BGN 266 thousand (2002: BGN 1,129 thousand) and the accumulated deficit is BGN 5,457 thousand (2002: BGN 5,124 thousand). However, the management of the Group still considers that the financial statements should be prepared on the basis of going concern. The validity of this consideration is dependent on the intention and abilities of the owners of the Company and its lenders to continue providing adequate financial support of the company's operations.




Certified by

-------------------------------
Jean-Pierre Vigroux
PricewaterhouseCoopers Odit OOD
22 December 2004
Sofia

"Cable Bulgaria" AD
--------------------------------------------------------------------------------
CONSOLIDATED INCOME STATEMENT for the year ended 31 December 2003

                                               Note             2003      2002
                                                             BGN '000   BGN '000



Net sales revenues
Services                                                      14,369     13,753
Cost of sales                                                (12,851)   (11,334)
                                                             -------    -------
Gross profit                                                   1,518      2,419
                                                             -------    -------

Administrative expenses                                       (3,394)    (3,798)
Imapirment charge                                               (240)      --
Profit on disposal of investment                                 634
Other operating income                                           671         13
                                                             -------    -------
Operating loss                                                  (811)    (1,366)
                                                             -------    -------

Finance income (net)                                             374        648
Loss before tax                                                 (437)      (718)

Taxation                                                         114       (250)
                                                             -------    -------
Group loss                                                      (323)      (968)
                                                             -------    -------

Minority interest                                                 57       (161)

                                                             -------    -------
Net loss                                                        (266)    (1,129)
                                                             -------    -------

"Cable Bulgaria" AD
--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET
as at 31 December 2003
                                    Note    31 December 2003    31 December 2002
                                                 BGN '000           BGN '000
ASSETS
Fixed (non-current) assets
Prtoperty, plant and equipment                  12,940                 11,213
Intangible assets                                   80                    173
Investments                                         45                     12
Goodwill                                         2,232                  3,611
                                               -------                -------
Total                                           15,297                 15,009
                                               -------                -------

Current assets
Inventories                                        367                    339
Receivables                                      3,026                    716
Cash and cash equivalents                        2,214                    793
Prepayments                                        105                    122
                                               -------                -------
Total                                            5,712                  1,970
                                               -------                -------

Total assets                                    21,009                 16,979
                                               =======                =======

LIABILITIES

Equity
Share capital                                   12,254                 12,254
Revaluation reserves                                90                   --
Other Reserves                                      47                     46
Accumulated deficit                             (5,457)                (4,795)
                                               -------                -------
Total                                            6,934                  7,505
                                               -------                -------

Minority interest                                1,022                  1,087

Long-term liabilities
Borrowings from shareholders                      --                    3,808
Bank borrowings and leases                       4,135                     90
Deferred tax liabilities                           106                    352
Total                                            4,241                  4,250
                                               -------                -------

Short-term liabilities
Borrowings from shareholders                     3,505                   --
Trade and other payables                         4,925                  3,822
Borrowings                                         192                     42
Deferred income                                    190                    273
Total                                            8,812                  4,137
                                               -------                -------

Total liabilities                               13,053                  8,387
                                               -------                -------

Total equity and liabilities                    21,009                 16,979
                                               =======                =======

"Cable Bulgaria" AD
--------------------------------------------------------------------------------
CONSOLIDATED CASH FLOW STATEMENT for the year ended 31 December 2003

                                     Note        2003 BGN '000     2002 BGN '000

Operating activities
Cash generated from operations                      2,405             1,946
Interest received                                      10                 4
Interest paid                                        --                 (35)
Sponsorship paid                                     --                 (12)
Tax paid                                              (75)             (142)

                                                   ------            ------
Net cash from operating activities                  2,340             1,761
                                                   ------            ------

Investing activities
Acquisition of subsidiary, net of cash acquired       (76)              (17)
Purchase of property, plant and equipment          (3,952)           (1,462)

                                                   ------            ------
Net cash used in investing activities              (4,028)           (1,479)
                                                   ------            ------

Financing activities

Repaid short-term borrowings                          (83)             (454)
Received long-term borrowings                       3,192               240
Decrease in restricted cash                           100
Divident paid to minotirty shareholders                 0              (124)

                                                   ------            ------
Net cash from financing activities                  3,109              (238)
                                                   ------            ------

                                                   ------            ------
Increase/(Decrease) in cash and cash equivalents    1,421                44
                                                   ======            ======

Movement in cash and cash equivalents

As at 1 January in the corresponding year             793               749
Increase/(Decrease)
                                                   ------            ------

                                                   ------            ------
At the end of period                                2,214               793
                                                   ======            ======


"Cable Bulgaria" AD
--------------------------------------------------------------------------------
Consolidated statement for the changes in equity
for the year ended 31 December 2003
                                        Share        Revaluation   Other   Accumulated    Total
                                       capital        reserves    reserves  deficit

Balance at 1 January 2002
Opening balance                           12,254          -         46      (3,530)       8,770

Sponsorships                                   -          -          -         (12)         (12)

Dividents                                      -          -          -        (124)        (124)

Net loss                                       -          -          -      (1,129)      (1,129)

                                        ---------  ---------  ---------  ----------  -----------
Balance at 31 December 2002               12,254          -         46      (4,795)       7,505
                                        =========  =========  =========  ==========  ===========

Balance at 1 January 2003
Opening balance                           12,254          -         46      (4,795)       7,505

Fundamental errors
(See accounting policy 21)                     -       -             -       (329)        (329)

                                        ---------  ---------  ---------  ----------  -----------
Restated opening balance                  12,254          -         46      (5,124)       7,176
                                        =========  =========  =========  ==========  ===========

Dividents paid to minority                     -          -          -         (80)         (80)

Other movements                                -          -          1          13           14

Revaluation of property                        -         90          -           -           90

Net loss                                       -          -          -        (266)        (266)

                                        ---------  ---------  ---------  ----------  -----------
Balance at 31 December 2003               12,254         90         47      (5,457)       6,934
                                        =========  =========  =========  ==========  ===========

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------

Notes to the consolidated financial statements

`Cable Bulgaria AD is a limited liability company, the shares of which are not publicly traded. The company is domiciled in the Republic of Bulgaria and has the following address of its registered office: Sofia 1000, Business Center Vitosha, Blvd. Bulgaria 49.

The Group operates in the telecommunications and information services sector, primarily by running cable TV distribution networks.

The Group has direct or indirect controlling interest in 8 subsidiaries involved in cable TV distribution.

1. Accounting policies

The principal accounting policies adopted in the preparation of these consolidated financial statements are set out below:

1. Basis of preparation

The consolidated financial statements are prepared in accordance with and comply with International Financial Reporting Standards.

The consolidated financial statements are prepared under the historical cost convention, except as disclosed in the accounting policies below.

The consolidated financial statements have been prepared in the functional currency of the company, which is the Bulgarian Lev (BGN).

Accounting convention

The preparation of the financial statements in conformity with generally accepted accounting principles that require the use of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although these estimates are based on management's best knowledge of current events and actions, actual results ultimately may differ from those estimates.

Going concern

The consolidated financial statements have been prepared on a going concern basis, which assumes that the Group will continue in operational existence for the foreseeable future. As at 31 December 2003 the current liabilities exceed current assets by BGN 3,100 thousand (2002: BGN 2,167 thousand), the loss for the year is BGN 266 thousand (2002: BGN 1,129 thousand), the accumulated deficit is BGN 5,457 thousand (2002: BGN 5,124 thousand).

This may cast doubt as to the ability of the Group to operate as a going concern; this indicates that the Group depends upon the continuing support of the owners and providers of finance. If these withdraw their support and the going concern basis become inapplicable, assets and liabilities would have to be revalued at their realisable amount. These may differ significantly from the values stated in the financial statements on a going concern basis.


These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


Going concern (Continued)

The directors, in light of their assessment of expected future cash flows and based on the obtained confirmation of support from the majority shareholder, stating the commitment of the latter to continue in providing financial support to the Company and assisting it in its capital expenditure commitments as they fall due, are satisfied that it is appropriate for the consolidated financial statements to be prepared on a going concern basis.

2. Consolidation

Subsidiary undertakings, which are those companies in which the Group, directly or indirectly, has an interest of more than one half of the voting rights or otherwise has power to exercise control over the operations, have been consolidated. The existence and effect of potential voting rights that are presently exercisable or presently convertible are considered when assessing whether the Group controls another entity. Subsidiaries are consolidated from the date on which effective control is transferred to the Group and are no longer consolidated from the date of disposal. Where the effect is immaterial companies are not included in consolidation even if not disposed exactly at the beginning of the year. The purchase method of accounting is used to account for the acquisition of subsidiaries. The cost of an acquisition is measured as the fair value of the assets given up, shares issued or liabilities undertaken at the date of acquisition plus costs directly attributable to the acquisition. The excess of the cost of acquisition over the fair value of the net assets of the subsidiary acquired is recorded as goodwill. Intercompany transactions, balances and unrealized surpluses and deficits on transactions between group companies have been eliminated. Where necessary, accounting policies for subsidiaries have been changed to ensure consistency with the policies adopted by the Group. Separate disclosure is made of minority interests. A listing of the Group's principal subsidiaries is set out in Note 20.

3. Investments in associates

Investments in associated undertakings are accounted for by the equity method of accounting. These are undertakings over which the Group has between 20% and 50% of the voting rights, and over which the Group exercises significant influence, but which it does not control. Provisions are recgnised for long-term impairment in value.


These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


4. Financial Risk Management

Financial risk factors

The Group's activities expose it to a variety of financial risks, including the effects of foreign currency exchange rates and interest rates. Management monitors the overall risk and seeks to minimise potential adverse effects on the financial performance of the Group.

(i) Foreign exchange risk

The Group operates in Bulgaria and is currently exposed to a foreign exchange risk arising from purchase of program rights and of equipment from foreign suppliers and from borrowing from the shareholders, both denominated in USD a currency, different from the functional currency. The exposures involved are closely monitored to ensure effective risk management by hedging the exposures involved.

(ii) Interest rate risk

The Group usually borrows at fixed and floating rates and the exposures involved are monitored regularly.

(iii) Credit risk

The Group has no significant concentrations of credit risk. In cable TV distribution business in Bulgaria normally the subscribers pay regularly.

(iv) Liquidity risk

All major liquidity risk is managed by the Group by monitoring the cash generation in the cable TV distribution business; the business is additionally financed by its shareholders for its investrnent activity in cable network and acquisition of cable TV distribution operators.

5. Foreign currencies

Foreign currency transactions in Group companies are accounted for at the exchange rates prevailing at the date of the transactions; gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies, are recognised in the income statement. Such balances are translated at year-end exchange rates unless hedged by forward foreign exchange contracts, in which case the rates specified in such forward contracts are used.

These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


6. Financial instruments

Financial instruments carried on the balance sheet include cash and bank balances, investments, receivables, trade creditors, leases and borrowings. The particular recognition methods adopted are disclosed in the individual policy statements associated with each item.

7. Goodwill

Goodwill represents the excess of the cost of an acquisition over the fair value of the Group's share of the net assets of the acquired subsidiary/associated undertaking at the date of acquisition. Goodwill on acquisitions is reported in the balance sheet as an intangible asset and is amortised over the period of 5 years using the straight-line method over its estimated useful life. The carrying amount of goodwill is reviewed annually and written down for permanent impairment where it is considered necessary. The gain or loss on disposal of an entity includes the carrying amount of goodwill relating to the entity sold.

8. Other intangible assets

Expenditure on acquired patents, trademarks and licenses is capitalised and amortised using the straight-line method over their useful lives, generally over 7 years. Intangible assets are not revalued. The carrying amount of each intangible asset is reviewed annually and adjusted for permanent impairment where it is considered necessary.

9. Other investments

Investments intended to be held for an indefinite period of time, which may be sold in response to needs for liquidity or changes in interest rates, are classified as available-for-sale and are included in non-current assets. Investments are shown at cost and provision is only made where, in the opinion of the Directors, there is a permanent diminution in value. Where there has been a permanent diminution in the value of an investment, it is recognised as an expense in the period in which the diminution is identified. On disposal of an investment, the difference between the net disposal proceeds and the carrying amount is charged or credited to the income statement.

On disposal of an investment, amounts in revaluation and other reserves relating to that marketable security are transferred to retained earnings.


These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


10. Property, plant and equipment

All property, plant and equipment is initially recorded at cost. Property, plant and equipment of subsidiaries are stated at fair values determined as at the dates of acquisition. Additions to property, plant and equipment are stated at cost or fair value following the application of acquisition accounting. Land and buildings are presented at fair value less depreciation using the allowed alternative treatment under IAS 16 "Property, Plant and Equipment". All other property, plant and equipment is stated at historical cost less depreciation. Depreciation is calculated using the straight-line method to write off the cost of each asset, or the revalued amounts, to their residual values over their estimated useful life as follows:

Buildings                           25 years
Plant and machinery                 5-25 years
Other equipment                     3-6 years

Land is not depreciated as it is deemed to have an indefinite life.

Where the carrying amount of an asset is greater than its estimated recoverable amount, it is written down immediately to its recoverable amount.

Gains and losses on disposal of property, plant and equipment are determined by reference to their carrying amount and are taken into account in determining operating profit.

Part of Group expenses directly attributable to acquisition of property, plant and equipment are capitalized. Impairment of assets based on management estimates has not been performed. All assets held are utilized in the operations and the future economic benefits are expected to flow in the Group.

Repairs and maintenance are charged to the income statement during the financial period in which they are incurred. The cost of major improvements and renovations is included in the carrying amount of the asset when it is probable that future economic benefits in excess of the originally assessed standard of performance of the existing asset will flow to the Group. Major improvements and renovations are depreciated over the remaining useful life of the related asset.


These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated



11. Accounting for leases

Finance leases

Leases of property, plant and equipment where the Group assumes substantially all the benefits and risks of ownership are classified as finance leases. Finance leases are capitalised at the estimated present value of the underlying lease payments. Each lease payment is allocated between the liability and finance charges so as to achieve a constant rate on the finance balance outstanding. The corresponding rental obligations, net of finance charges, are included in other long-term payables. The interest element of the finance charge is charged to the income statement over the lease period. The property, plant and equipment acquired under finance leasing contracts is depreciated over the useful life of the asset.

Operating leases

Leases of assets under which all the risks and benefits of ownership are effectively retained by the lessor are classified as operating leases. Payments made under operating leases are charged to the income statement on a straight-line basis over the period of the lease.

When an operating lease is terminated before the lease period has expired, any payment required to be made to the lessor by way of penalty is recognised as an expense in the period in which termination takes place.

12. Inventories

Inventories are stated at the lower of cost or net realisable value. Cost is determined by weighted average method. Net realisable value is the estimate of the selling price in the ordinary course of business, less the cost of completion and selling expenses.

13. Trade receivables

Trade receivables are carried at original invoice amount less provision made for impairment of these receivables. An estimate is made for doubtful receivables based on a review of all outstanding amounts at the year-end. Bad debts are written off during the period in which they are identified.

14. Cash and cash equivalents

Cash and cash equivalents are carried in the balance sheet at cost. For the purposes of the cash flow statement, cash and cash equivalents comprise cash in hand and deposits held at call with banks.


These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


15. Borrowings

Borrowings are recognized initially at the proceeds received, net of transaction costs incurred. Borrowings are subsequently stated at amortised cost using the effective yield method; any difference between proceeds (net of transaction costs) and the redemption value is recognized in the income statement over the period of the borrowing.

16. Provisions

Provisions are recognised when the Group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate of the amount of the obligation can be made.

17. Pension obligations

No formal or informal pension plans are currently operated by the Group. The Government of Bulgaria is responsible for providing pensions in Bulgaria under a defined contribution pension plan. The company's contributions to the defined contribution pension plan are charged to the income statement in the year to which they relate. The company has made calculations following the requirements of IAS 19 (Employee Benefits) and has determined that pension obligations are immaterial (less than BGN 20 thousand) and decided not to accrue them.

18. Deferred income taxes

Deferred income tax is using the liability method, for all temporary differences arising between the tax bases of assets and liabilities and their carrying values for financial reporting purposes. Currently enacted tax rates are used to determine deferred income tax.

The principal temporary differences arise from different valuation on property, plant and equipment and unused paid leave. Deferred tax assets relating to the carry forward of unused tax losses are recognised to the extent that it is probable that future taxable profit will be available against which the unused tax losses can be utilised.



These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


19. Revenue recognition

Sales are recognised upon performance of the services (in line with the timescale of the contracts for access to the cable TV network), net of sales taxes and discounts, and after eliminating sales within the Group, unless there is a significant uncertainty as to their collectibility.

Interest income is recognised as it accrues (taking into account the effective yield on the asset) unless collectibility is in doubt.

20. Cash flows

The Group prepares its Cash Flow Statement in accordance with IAS 7 "Cash flow statements" using the indirect method of cash flow preparation.

21. Related parties

For the purposes of the accompanying consolidated financial statements, the parent companies and their subsidiaries and associated companies, key management personnel and Board members, together with the close members of their families in each case and with companies controlled by them, are considered and referred to as related parties. A number of transactions are entered into with related parties in the normal course of business. A detailed breakdown of related party transactions and balances outstanding at the year-end is provided in Note 19.

21. Fundamental errors

Fundamental errors are reported using the benchmark treatment of IAS 8 ("Accounting Policies, Changes in Accounting Estimates and Errors"). The fundamental error represents an accrual of interest calculated on a loan provided by the major shareholder, Narisma Holding. The Group has not recorded any interest until the end of 2002 following the clause for grace period stipulated in the loan contract. In 2003 the Group has calculated and accrued interest on that loan following the requirements of IAS 39 ("Financial
Instruments: Recognition and Measurement") to present the loan at its amortised value using stepped interest charge when loan contract specifies for grace period.

The interest related to the periods before 2003 was presented as a restatement of the opening balance of accumulated deficit.

These notes represent an integral part of the financial statements presented on pages 1-4


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated

2. Operating profit

The following items have been charged in arriving at the operating result:

                                                                          Year ended         Year ended
                                                                    31 December 2003   31 December 2002
Depreciation on property, plant and equipment (Note 6)                         2,411              1,814
Amortisation of intangible assets (Note 7)                                     1,447              1,457
- goodwill (included in 'Administrative expenses')                             1,378              1,388
- other intangible assets (included in 'Administrative expenses')                 69                 69
Impairment charge                                                                240               --
Program rights expenditure                                                     3,423              3,036
Film rights expenditure                                                         --                  300
Raw materials and consumables used                                             1,670                751
Staff costs (Note 3)                                                           3,589              3,812
Consulting services and marketing research                                     1,075                391
Rentals                                                                          965              1,265
Satellite transmission                                                          --                  380
Telecommunication costs                                                          295                270
License fees                                                                     106                168
Other hired services                                                             706                989
Other expenses                                                                   518                405
Cost of goods sold                                                                40                 94
                                                                    ----------------   ----------------
Total operating expenses                                                      16,485             15,132
                                                                    ================   ================


3. Staff costs

                                                                          Year ended         Year ended
                                                                    31 December 2003   31 December 2002

Wages and salaries                                                             2,234              2,143
Social security contributions and social costs for staff                       1,355              1,669
                                                                    ----------------   ----------------
Total staff cost                                                               3,589              3,812
                                                                    ================   ================
The number of employees in 2003 was 390 (2002: 396).

These notes represent an integral part of the financial statements presented on pages 1-4


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


4. Finance costs

                                                     Year ended          Year ended
                                               31 December 2003    31 December 2002
Interest income                                              10                   7
Dividend income                                            --                    12
Net foreign exchange transaction (loss)/gain                712                 698
Interest expense                                           (207)                (36)
Other financial expense                                    (141)                (33)
                                               ----------------    ----------------
Net financial income                                        374                 648
                                               ================    ================

Net foreign exchange gains include BGN 900 thousand (2002: 1,114) of revaluation gain on the balances denominated in USD due to shareholders.

5. Tax

                                                  Year ended          Year ended
                                            31 December 2003    31 December 2002

Current tax                                              129                 151
Deferred tax (Note 14)                                  (243)                 99
                                            ----------------    ----------------
Total taxes                                             (114)                250
                                            ================    ================

The tax in the income statement of the Group differs from the theoretical amount that would arise when applying the applicable tax rate to the financial result before tax of the Group as follows:

                                                                      Year ended          Year ended
                                                                31 December 2003    31 December 2002

Loss before tax                                                             (437)               (718)
                                                                ----------------    ----------------
Tax calculated at a tax rate of 23.5 % (2002: 23.5 %)                       (103)               (169)
Effect of income/expenses not recognized/deductible for tax
purposes                                                                     (11)                419
                                                                ----------------    ----------------
Total taxe in income statement                                              (114)                250
                                                                ================    ================

The parent company Cable Bulgaria was subject to a tax inspection in 2003 by Tax office Krasno Selo for the period from June 04, 1999 until December 31, 2002. The tax inspection covered the determination of Corporate income tax, Municipal tax and Personal income tax.

The tax liabilities additionally determined as a result of the tax inspection report amount to BGN 4 thousand principal and BGN 2 thousand of penalty interest.

These notes represent an integral part of the financial statements presented on pages 1-4


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated



5. Tax (Continued)

The tax authorities may at any time inspect the books and statements of the Group for five consecutive years back in time and to charge additional taxes.
Management has no knowledge of any circumstances that might lead to such significant new unrecorded tax liabilities.

6. Property, Plant and Equipment

Year ended 31 December 2003
                              Land &          Plant &       Vehicles &     Assets under
                             Buildings       Machinery      Equipment      construction       Total
Opening carrying value              708           7,468             482           2,555          11,213
Additions                             1             896             418           3,984           5,299
Disposals                           (29)           (227)            (74)           (564)           (872)
Disposal of UTV                    --              (285)            (94)           --              (379)
Depreciation charge                 (93)         (2,209)           (109)           --            (2,411)
Revaluation                         112            --              --              --                90
                           ----------------------------------------------------------------------------
Closing carrying value              699           5,643             623           5,975          12,940

Cost or valuation                   848          10,617             884           5,975          18,324
Accumulated depreciation           (149)         (4,974)           (261)           --            (5,384)
                           ----------------------------------------------------------------------------
Closing carrying value              699           5,643             623           5,975          12,940
                           ----------------------------------------------------------------------------

Assets under construction as at 31 December 2003 contain expenses for acquisition of TFA amounting to BGN 5,924 thousand (31 December 2002: BGN 2,507 thousand). Such expenses relate to the Company's optical ring currently under construction. It is expected that the assets related to this ring be put into operation by the end of 2004.

The land and buildings were last valuated in the beginning of 2003 by an independent valueas, based on current market prices. The resulting revaluation reserve, net of deferred tax liability was recorded as an increase in "revaluation reserve" in the equity.

Based on the review of the carrying value of the assets, the management of the Group considers that as at 31 December 2003 there are no indicators requiring impairment of the tangible non-current assets.

Non-current assets amounting to BGN 10,086 thousands have been pledged to secure bank loans received by the Group (see also Note 13).

Cable Bulgaria AD (as a whole entity) has been pledged as collateral to secure the bank loans.

These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


6. Property, Plant and Equipment (Continued)

The newly acquired non-current assets include assets acquired under finance lease arrangements in the amount of BGN 331 thousand. (2002: BGN 86 thousand).

Leased assets where the Group is a lessee under a finance lease, comprise vehicles and equipment as follows:


                                           31 December 2002    31 December 2003

Cost - capitalised finance leases                       331                  86
Accumulated depreciation                                (45)                 (2)
                                           ----------------    ----------------

Carrying value                                          286                  84
                                           ================    ================

7. Intangible assets

Year ended 31 December 2003                               Other
                                                     intangible
                                       Goodwill          assets           Total

Opening carrying value                    3,611             173           3,784
Additions                                    (1)             30              29
Disposals                                  --               (21)            (21)
Disposal of UTV                            --               (33)            (33)
Depreciation charge                      (1,378)            (69)         (1,447)
                                   ------------    ------------    ------------
Closing carrying value                    2,232              80           2,312

Cost                                      6,892             293           7,185
Accumulated depreciation                 (4,660)           (213)         (4,873)
                                   ------------    ------------    ------------
Closing carrying value                    2,232              80           2,312
                                   ------------    ------------    ------------

Other intangible assets represents primarily software
8. Investments

The amount represents a minority participation of 16.5% held by UTY (100% subsidiary of Cable Bulgaria) in Telekabel - Pazardjik. The investment is stated at cost with no indications for necessity of impairment.

9. Inventories

                                            31 December 2003    31 December 2002

Materials (at cost)                                      367                 339
                                            ----------------    ----------------
Total inventories                                        367                 339
                                            ================    ================

Materials balance comprises mainly optic fibres and components for the cable network.


These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated

10. Receivables

                                             31 December 2003   31 December 2002

Trade receivables and accrued income                      692                473
Recoverable tax                                            95                 85
Prepayments                                             2,132                 67
Other receivables                                         107                 91
                                             ----------------   ----------------
Total receivables                                       3,026                716
                                             ================   ================

Prepayments represent a payment to Global Technologies Inc under a contract for delivery of an Excel Switch, which will be used for the provision of telephone services. The equipment has been received in 2004.

11. Cash and cash equivalents

                                             31 December 2003   31 December 2002

Cash in hand                                              213                287
Cash at bank                                            2,001                506
                                             ----------------   ----------------
Total cash                                              2,214                793
                                             ================   ================

For the purposes of the cash flow statement, the period-end cash and cash equivalents comprise the following:

                                             31 December 2003   31 December 2002

Cash in hand and bank                                   2,214                793
                                             ----------------   ----------------
Total cash                                              2,214                793
                                             ================   ================


12. Trade and other payables

                                             31 December 2003   31 December 2002

Trade payables                                          1,480              1,412
Payables to employees                                     308                541
Social security and other taxes                           366                653
Accrual for program rights payable                      2,344                396
Accrual for broadcast licenses payable                   --                  159
Accrual for construction works                           --                  192
Other payables and accruals                               427                469
                                             ----------------   ----------------
Total trade and other payables                          4,925              3,822
                                             ================   ================



These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated



13. Borrowings

Current                                      31 December 2003   31 December 2002

Loans from related parties (Note 19)                    3,505               --
Bank borrowings                                           192                 28
Other                                                    --                   14
                                             ----------------   ----------------
Total current borrowings                                3,697                 42
                                             ================   ================

Non-current                                  31 December 2003   31 December 2002

Loans from related parties (Note 19)                     --                3,808
Loans from banks                                        3,840                 35
Payable under finance leases                              295                 55
                                             ----------------   ----------------
Total non-current borrowings                            4,135              3,898
                                             ================   ================
Total borrowings                                        7,832              3,940
                                             ================   ================

The current bank borrowings include:
A loan received from Roseximbank AD by Cable Bulgaria amounting to BGN 200 thousand.
The balance outstanding at 31 Decembet 2003 is BGN 192 thousand. The collateral includes properties owned by Cable Bulgaria valued at BGN 699 thousand.

The non-current bank loans include:

Loan provided by Roseximbank AD to Cable Bulgaria AD amounting to BGN 1,400 thousand. The balance outstanding at 31 Decembet 2003 is BGN 1,400 thousand. The collateral includes properties owned by Cable Bulgaria valued at BGN 699 thousand;
Loan provided by Roseximbank AD to Cable Bulgaria amounting to EUR 3,695 thousand. The balance outstanding at 31 Decembet 2003 is EUR 1,248 thousand. The entire commercial enterprise of Cable Bulgaria AD has been pledged as collateral.

The non-current loans are used for the construction of a national fibre optic backbone. Maturity of non-current borrowings is as follows:

                                             31 December 2003   31 December 2002

Between 1 and 2 years                                   3,840              3,843
                                             ----------------   ----------------
Total non-current borrowings                            3,840              3,843
                                             ================   ================



These notes represent an integral part of the financial statements presented on pages 1-4


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


13. Borrowings (Continued)

Lease liability - minimum lease payments:               31 December 2003    31 December 2002
Up to 1 year                                                         113                  14
From 1 to 5 years                                                    155                  44
                                                        ----------------    ----------------

Unearned financial expense related to a finance lease                (36)                (10)
                                                        ----------------    ----------------

Present value of the lease liability                                 232                  48
                                                        ================    ================

The present value of the lease liability is allocated as follows:

                                             31 December 2003   31 December 2002

Up to 1 year                                               96                 13
From 1 to 5 years                                         136                 35
                                             ----------------   ----------------

                                                          232                 48
                                             ================   ================

14. Deferred income taxes

Deferred income taxes are calculated on all temporary differences under the liability method using a principal tax rate of 19.5% (2002: 23.5%). Cable Bulgaria AD has incurred tax losses amounting to BGN 3,205 thousand as at 31 December 2003 (31 December 2002: BGN 1,494 thousand). As the recoverability of these losses in the future is not certain, no deferred tax asset has been recognised in the consolidated balance sheet.

                                           31 December 2003    31 December 2002

Deferred tax liabilities                                147                 584
Deferred tax assets                                     (41)               (232)
                                           ----------------    ----------------
Total                                                   106                 352
                                           ================    ================

Deferred tax liabilities and deferred tax charge in the income statement are attributable to the following items:

                                            31 December 2002     (Charge)/credit    31 December 2003
Deferred income tax assets
Intangible assets recognised as expense                  203                (187)                 16
Holiday pay accrual recognised as expense                 29                  (4)                 25

Deferred income tax liabilities
Property, plant and equipment                           (584)                434                (147)

                                            ----------------    ----------------    ----------------
Net deferred tax liability                              (352)                243                (106)
                                            ================    ================    ================



These notes represent an integral part of the financial statements presented on pages 1-4


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


15. Ordinary shares and share premium

The total  authorised  number of ordinary  shares is 122,542 shares (31 December
2002: 122,542) with a par value of BGN 100 per share. All issued shares are fully paid.

16.  Minority interests

                                          31 December 2003     31 December 2002

At beginning of period                               1,087                  991
Acquisitions (net)                                      (7)                 (65)
Minority interest in Income Statement                  (58)                 161
                                          ----------------    -----------------
At 31 December                                       1,022                1,087
                                          ================    =================


17. Cash generated from operations

Reconciliation of loss before tax and minority interest to cash generated from operations:

                                                                   31 December 2003    31 December 2002
Loss before tax and minority interest                                          (833)               (718)
Adjustments for:
Depreciation                                                                  2,411               1,883
Amortisation                                                                  1,447               1,388
Impairment charge                                                                21                --
Interest expense (net) (Note 4)                                                 (30)                 31
                                                                   ----------------    ----------------
                                                                              3,016               2,584
Changes in working capital (excluding the effects of acquisition and disposal):
- trade and other receivables                                                (2,310)                 11
- inventories                                                                   (28)                 37
- payables                                                                    1,710                (875)
- prepayments                                                                    17                 189

                                                                   ----------------    ----------------
Cash generated from operations                                                2,405               1,946
                                                                   ================    ================




These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


18. Acquisition and disposals

During the year ended 31  December  2003 the group  made the  following  partial acquisition  in  already  existing  subsidiary:  KIS  Russe -  additional  0.69%
purchased

Details of net assets acquired and goodwill from the acquisition during the period are as follows:

                                                               31 December 2003
Purchase consideration :
Cash paid                                                                     6
Fair value of net assets acquired                                            (7)
                                                               ----------------
Goodwill (Note 7)                                                            (1)
                                                               ================

19.  Related party transactions

The company did not undertake any related party transactions during the year ended 31 December 2003 in relation to purchases and sales activities. Other related party balances include:

Loans from related parties                  31 December 2003    31 December 2002

Narisma Holdings - loan, long-term in 2002;             --                 3,808
                         Short-term in 2003            3,505                --

                                            ----------------    ----------------
At December 31, 2003                                   3,505               3,808
                                            ================    ================

The loan payable to Narisma Holding has maturity and is repayable at December 31, 2004. The management of Cable Bulgaria AD believes that the loan should be classified as short-term borrowing as the maturity is 12 months from the preparation of the financial statements.

Loans to related parties                    31 December 2003    31 December 2002

Loans to minority shareholders                          --                    90
                                            ----------------    ----------------
At December 31, 2003                                    --                    90
                                            ================    ================









These notes represent an integral part of the financial statements presented on pages 1-4


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated


20. Principal subsidiary undertakings

                                                        Effective         Effective
Name                                 Country of   Percentage held   Percentage held
                                  incorporation     at 31.12.2003     at 31.12.2002
Union Television AD                    Bulgaria                 -            100.00
TV Mix, Burgas AD                      Bulgaria            100.00            100.00
Pleven - Sprint OOD                    Bulgaria             51.00             51.00
Union Kabel, Dobrich OOD               Bulgaria             52.50             52.50
Dovacom, Dobrich EOOD                  Bulgaria             52.50             52.50
Union Television - Velingrad OOD       Bulgaria             70.00             70.00
Broadnet AD                            Bulgaria            100.00            100.00
KIS AD                                 Bulgaria             60.64             59.94
Globo Lom AD                           Bulgaria             51.00             51.00
Globo Stara Zagora AD                  Bulgaria                 -             95.80
Globo EOOD                             Bulgaria                 -            100.00

All holdings are in the ordinary share capital of the undertakings concerned.

21. Discontinued operations

In 2003 the Group disposed of two entities.

The Board of Directors took a decision to dispose UTV (part of the Group), the operator of the DEN TV channel in 2003. The management decided to dispose of UTV as its operations were considered not to fall within the core business of the Group. Further, the results for the last years of UTV were unsatisfactory and were not in line with the trends in the core business results.

The profit from the disposal of this investment recorded in the consolidated results for 2003 amounts to BGN 634 thousand.

Although the disposal was legally effected in May, for consolidation purposes, it was recognised as if the disposal happened as at 1 January 2003. Management believes that due to the insignificant value and volume of operations of DEN TV, as well as no significant change in the value of its net assets in the period from January to May 2004, no further adjustments are necessary to ensure true and fair presentation of this disposal. The management considers the revenues and expenses of UTV for 2003 as immaterial and has not included them in the consolidation. The decision not to consolidate the results of the company until the date of disposal is taken also with respect that this will have no effect on the net result for the year. Any profit or loss of UTV for the period it was part of the group would have been offset with the result from the disposal of that investment.

The Globo Stara Zagora subsidiary was liquidated in March 2003. The company was in process of liquidation since 2000 and had no activity in 2003.



These notes represent an integral part of the financial statements presented on pages 1-4

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2003
--------------------------------------------------------------------------------
Notes to the consolidated financial statements (continued)
All amounts in BGN thousands unless otherwise stated




22. Subsequent event

In 2003 Dovacom provided a loan of BGN 85 thousand to Camisto Mati EOOD. In 2004 the creditor was declared insolvent. Impairment charge on the loan receivable was recognised in 2003 following the requirements of IAS 10 "Events After the Balance Sheet Date" as an adjusting event.


















These notes represent an integral part of the financial statements presented on pages 1-4

                                CABLE BULGARIA AD

                         REPORT AND FINANCIAL STATEMENTS

                           YEAR ENDED 31 DECEMBER 2002

PricewaterhouseCoopers
--------------------------------------------------------------------------------

                                                        PricewaterhouseCoopers
                                                        9-11 Maria Louisa Blvd
                                                        1000 Sofia
                                                        Bulgaria
                                                        Telephone +359 2 9355200
                                                        Facsimile +359 2 9355266





AUDIT REPORT
TO THE SHAREHOLDERS OF CABLE BULGARIA AD

We have audited the accompanying consolidated balance sheet of Cable Bulgaria AD Group and its subsidiaries as of 31 December 2002 and the related consolidated income, cash flow and statement of changes in shareholder's equity for the year then ended. The consolidated financial statements set out on pages 3 to 20 are the responsibility of the Group's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with International Financial Reporting Standards. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the consolidated financial statements present fairly in all material respects the financial position of the Group as of 31 December 2002 and the results of its cash flows for the year ended 31 December 2002 in accordance with International Financial Reporting Standards.






 /s/ Pricewaterhouse Coopers
PricewaterhouseCoopers
Sofia
30 November 2003

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Cable Bulgaria AD
Consolidated Financial Statements
31 December 2002





Contents

                                                                            Page

Consolidated income statement                                                  3
Consolidated balance sheet                                                     4
Consolidated statement of changes in shareholders' equity                      5
Consolidated cash flow statement                                               6
Accounting policies                                                         7-11
Notes to the consolidated financial statements                             12-20


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Consolidated income statement

(all amounts in BGN thousands)    Notes     Cable - CATV             Studio                 Total
                                           2002       2001       2002       2001       2002       2001
                                         -------    -------    -------    -------    -------    -------
Sales                                     12,917     11,732        836        977     13,753     12,709
Cost of sales                       2     (9,529)    (7,437)    (1,805)    (1,978)   (11,334)    (9,415)
                                         -------    -------    -------    -------    -------    -------
Gross profit                               3,388      4,295       (969)    (1,001)     2,419      3,294

Administrative expenses             2     (3,666)    (3,669)      (132)      (262)    (3,798)    (3,931)
Impairment charge                           --         --         --         (281)      --         (281)
Other operating income                         3        262         10       --           13        262
Other operating expenses            2       --         (189)      --         --         --         (189)
                                         -------    -------    -------    -------    -------    -------
Operating profit (loss)                     (275)       699     (1,091)    (1,544)    (1,366)      (845)

Finance income                      4        605       (441)        43        (40)       648       (481)
                                         -------    -------    -------    -------    -------    -------
Profit/(loss) before tax                     330        258     (1,048)    (1,584)      (718)    (1,326)

Tax charge                          5       (250)      (478)      --         --         (250)      (478)
                                         -------    -------    -------    -------    -------    -------
Group loss                                    80       (220)    (1,048)    (1,584)      (968)    (1,804)

Minority interest                  16       (161)      (333)      --         --         (161)      (333)
                                         -------    -------    -------    -------    -------    -------

Net loss                                     (81)      (553)    (1,048)    (1,584)    (1,129)    (2,137)
                                         -------    -------    -------    -------    -------    -------






The accompanying notes form an integral part of these financial statements.

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------


Consolidated balance sheet

(all amounts in BGN thousands)    Notes    31 December 2002    31 December 2001

ASSETS

Non-current assets
Property, plant and equipment          6             11,213              10,130
Intangible assets                      7                173                 225
Investments                            8                 12                  12
Goodwill                               7              3,611               5,047
                                           ----------------    ----------------
                                                     15,009              15,414

Current assets
Inventories                            9                339                 376
Receivables                           10                716                 727
Cash and cash equivalents             11                793                 849
Prepayments                                             122                 311
                                           ----------------    ----------------
                                                      1,970               2,263

Total assets                                         16,979              17,677
                                           ================    ================

EQUITY AND LIABILITIES

Capital and reserves
Ordinary shares                       15             12,254              12,254
Other reserves                                           46                  46
Accumulated deficit                                  (4,795)             (3,530)
                                           ----------------    ----------------
                                                      7,505               8,770

Minority interest                     16              1,087                 991

Non-current liabilities
Borrowings from shareholders          13              3,808               4,483
Bank borrowings and leases            13                 90                  69
Deferred tax liabilities              14                352                 253
                                           ----------------    ----------------
                                                      4,250               4,805
Current liabilities
Trade and other payables              12              3,822               2,449
Borrowings                            13                 42                 448
Deferred income                                         273                 214
                                           ----------------    ----------------
                                                      4,137               3,111

Total liabilities                                     8,387               7,916
                                           ----------------    ----------------

Total equity and liabilities                         16,979              17,677
                                           ================    ================


30 November 2003

Executive Director:                        Financial Director:



The accompanying notes form an integral part of these financial statements.


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Consolidated statement of changes in equity

(all amounts in BGN thousands)  Notes     Share        Other  Accumulated         Total
                                        capital     reserves      deficit
Balance at 1 January 2001
Opening balance                           9,134           46       (1,393)        7,787

Increase in share capital                 3,120         --           --           3,120
Net loss                                   --           --         (2,137)       (2,137)
                                     ----------   ----------   ----------    ----------

Balance at 31 December 2001              12,254           46       (3,530)        8,770

Balance at 1 January 2002
Opening balance                          12,254           46       (3,530)        8,770

Sponsorship                                --           --            (12)          (12)
Dividends                                  --           --           (124)         (124)
Net loss                                   --           --         (1,129)       (1,129)
                                     ----------   ----------   ----------    ----------

Balance at 31 December 2002              12,254           46       (4,795)        7,505
                                     ==========   ==========   ==========    ==========



















The accompanying notes form an integral part of these financial statements.


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Consolidated cash flow statement

(all amounts in BGN thousands)             Notes        Cable CATV            Studio              Total
                                                      2002      2001      2002      2001      2002      2001
                                                     ------    ------    ------    ------    ------    ------
Operating activities
Cash generated from operations              17        1,920     3,330        26      (594)    1,946     2,736
Interest received                                         4         6      --        --           4         6
Interest paid                                           (31)      (24)       (4)      (32)      (35)      (56)
Sponsorship paid                                        (12)     --         (12)
Tax paid                                               (142)     (163)     --        --        (142)     (163)
                                                     ------    ------    ------    ------    ------    ------

Net cash from operating activities                    1,739     3,149        22      (626)    1,761     2,523
                                                     ------    ------    ------    ------    ------    ------

Investing activities
Acquisition of subsidiary, net of cash                  (17)   (1,545)     --        --         (17)   (1,545)
acquired
Purchase of property, plant and                      (1,462)   (4,309)     --         (68)   (1,462)   (4,377)
equipment
                                                     ------    ------    ------    ------    ------    ------

Net cash used in investing activities                (1,479)   (5,854)     --         (68)   (1,479)   (5,922)
                                                     ------    ------    ------    ------    ------    ------

Financing activities
Repaid short-term borrowings                           (209)      203      (245)      245      (454)      448
Received long-term borrowings                            40     2,824       200       477       240     3,301
Decrease in restricted cash                             100      --        --        (100)      100      (100)
Dividend paid to minority shareholders                 (124)     --        --        --        (124)     --
                                                     ------    ------    ------    ------    ------    ------

Net cash from financing activities                     (193)    3,027       (45)      622      (238)    3,649
                                                     ------    ------    ------    ------    ------    ------

Increase/(Decrease) in cash and cash                     67       322       (23)      (72)       44       250
equivalents
                                                     ======    ======    ======    ======    ======    ======

Movement in cash and cash equivalents

As at 1 January in the corresponding                    703       410        46        89       749       499
year
Increase/(Decrease)                                      67       322       (23)      (72)       44       250
                                                     ------    ------    ------    ------    ------    ------

At end of period                                        770       732        23        17       793       749
                                                     ======    ======    ======    ======    ======    ======







The accompanying notes form an integral part of these financial statements.

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements

1        Accounting policies

         The principal accounting policies adopted in the preparation of these consolidated financial statements are set out below:

1        Basis of preparation

         The consolidated financial statements are prepared in accordance with and comply with International Financial Reporting Standards. The consolidated financial statements are prepared under the historical cost convention, except as disclosed in the accounting policies below.

         Going concern

         The consolidated financial statements have been prepared on a going concern basis, which assumes that the Group will continue in operational existence for the foreseeable future. The future viability of the Group depends upon the business environment as well as upon the continuing support of the existing and potential owners and providers of finance. If this risk is not mitigated and if the business of the Group was to be wound down and its assets sold, then adjustments would have to be made to reduce the balance sheet value of assets to their liquidation value, to provide for further liabilities that might arise, and to reclassify property, plant and equipment and long term liabilities as current assets and liabilities.

         The directors, in light of their assessment of expected future cash flows and based on the obtained confirmation of support from Narisma Holdings, the majority shareholder, stating the commitment of the latter to continue in providing financial support to the Company and assisting it in its capital expenditure commitments as they fall due, are satisfied that it is appropriate for the consolidated financial statements to be prepared on a going concern basis.

2        Consolidation

         Subsidiary undertakings, which are those companies in which the Group, directly or indirectly, has an interest of more than one half of the voting rights or otherwise has power to exercise control over the operations, have been consolidated. Subsidiaries are consolidated from the date on which effective control is transferred to the Group and are no longer consolidated from the date of disposal. All intercompany transactions, balances and unrealised surpluses and deficits on transactions between group companies have been eliminated. Where necessary, accounting policies for subsidiaries have been changed to ensure consistency with the policies adopted by the Group. Separate disclosure is made of minority interests. A listing of the Group's principal subsidiaries is set out in Note 20

3        Investments in associates

         Investments in associated undertakings are accounted for by the equity method of accounting. These are undertakings over which the Group has between 20% and 50% of the voting rights, and over which the Group exercises significant influence, but which it does not control. Provisions are recorded for long-term impairment in value.

4        Financial Risk Management

         Financial risk factors

         The Group's activities expose it to a variety of financial risks, including the effects of foreign currency exchange rates and interest rates. Management monitors the overall risk and seeks to minimise potential adverse effects on the financial performance of the Group.

         (i) Foreign exchange risk

         The Group operates in Bulgaria and is currently exposed to foreign exchange risk arising from purchase of program and film rights from foreign suppliers and from borrowing from the shareholders, both denominated in USD, different form the reporting currency. The exposures involved are closely monitored to ensure effective risk management.

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

1        Accounting policies (Continued)

4        Financial Risk Management (Continued)

         (ii) Interest rate risk

         The Group's interest bearing liabilities are with fixed and floating interest rates. The Group usually borrows at fixed and floating rates and the exposures involved are monitored regularly.

         (iii) Credit risk

         The Group has no significant concentrations of credit risk. The Group operates in the CATV business where normally the subscribers pay regularly in their majority.

         (iv) Liquidity risk

         No major liquidity risk exists as the Group is operating in the cash generating CATV business and is additionally financed by its shareholders for its investment activity in cable network and acquisition of CATV operators.

5        Foreign currencies

         Foreign currency transactions in Group companies are accounted for at the exchange rates prevailing at the date of the transactions; gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies, are recognised in the income statement. Such balances are translated at year-end exchange rates unless hedged by forward foreign exchange contracts, in which case the rates specified in such forward contracts are used.

6        Financial instruments

         Financial instruments carried on the balance sheet include cash and bank balances, investments, receivables, trade creditors, leases and borrowings. The particular recognition methods adopted are disclosed in the individual policy statements associated with each item.

7        Goodwill

         Goodwill represents the excess of the cost of an acquisition over the fair value of the Group's share of the net assets of the acquired subsidiary/associated undertaking at the date of acquisition. Goodwill on acquisitions is reported in the balance sheet as an intangible asset and is amortised using the straight-line method over its estimated useful life.

         Goodwill is amortised over a period of 5 years.

         The carrying amount of goodwill is reviewed annually and written down for permanent impairment where it is considered necessary.

8        Other intangible assets

         Expenditure on acquired patents, trademarks and licences is capitalised and amortised using the straight-line method over their useful lives, generally over 7 years. Intangible assets are not revalued. The carrying amount of each intangible asset is reviewed annually and adjusted for permanent impairment where it is considered necessary.

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

1        Accounting policies (Continued)

9        Other investments

         Fixed asset investments excluding marketable securities are shown at cost and provision is only made where, in the opinion of the Directors, there is a permanent diminution in value. Where there has been a permanent diminution in the value of an investment, it is recognised as an expense in the period in which the diminution is identified.

         Increases in the carrying amount of marketable securities classified as long-term assets are credited to revaluation and other reserves in shareholders' equity. Decreases that offset previous increases of the same marketable security are charged against revaluation and other reserves; all other decreases are charged to the income statement.
         Increases/decreases in the carrying amount of marketable securities classified as current assets are credited/charged to the income statement.

         On disposal of an investment, the difference between the net disposal proceeds and the carrying amount is charged or credited to the income statement. On disposal of a marketable security classified as long-term asset, amounts in revaluation and other reserves relating to that marketable security are transferred to retained earnings.

10       Property, plant and equipment

         All property, plant and equipment is initially recorded at cost. Property, plant and equipment of subsidiaries are stated at fair values determined as at the dates of acquisition. All property, plant and equipment is stated at historical cost less depreciation.

         Depreciation is calculated on the straight line method to write off the cost of each asset, or the revalued amounts, to their residual values over their estimated useful life as follows:

         Buildings                          25 years
         Plant and machinery                5-25 years

         Land is not depreciated as it is deemed to have an indefinite life.

         Where the carrying amount of an asset is greater than its estimated recoverable amount, it is written down immediately to its recoverable amount.

         Gains and losses on disposal of property, plant and equipment are determined by reference to their carrying amount and are taken into account in determining operating profit.

11       Accounting for leases

         Leases of property, plant and equipment where the Group assumes substantially all the benefits and risks of ownership are classified as finance leases. Finance leases are capitalised at the estimated present value of the underlying lease payments. Each lease payment is allocated between the liability and finance charges so as to achieve a constant rate on the finance balance outstanding. The corresponding rental obligations, net of finance charges, are included in other long-term payables. The interest element of the finance charge is charged to the income statement over the lease period. The property, plant and equipment acquired under finance leasing contracts is depreciated over the useful life of the asset.

         Leases of assets under which all the risks and benefits of ownership are effectively retained by the less or are classified as operating leases. Payments made under operating leases are charged to the income statement on a straight-line basis over the period of the lease.

         When an operating lease is terminated before the lease period has expired, any payment required to be made to the lessor by way of penalty is recognised as an expense in the period in which termination takes place.

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

1        Accounting policies (Continued)

12       Inventories

         Inventories are stated at the lower of cost or net realisable value. Cost is determined by the first-in, first-out (FIFO) method. Net realisable value is the estimate of the selling price in the ordinary course of business, less the costs of completion and selling expenses.

13       Trade receivables

         Trade receivables are carried at anticipated realisable value. An estimate is made for doubtful receivables based on a review of all outstanding amounts at the year end. Bad debts are written off during the year in which they are identified.

14       Cash and cash equivalents

         For the purposes of the cash flow statement,  cash and cash equivalents
         comprise  cash  in  hand,   deposits  held  at  call  with  banks,  and
         investments in money market instruments, net of bank overdrafts.

15       Provisions

         Provisions are recognised when the Group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate of the amount of the obligation can be made.

16      Pension obligations

         The Government of Bulgaria is responsible for providing pensions in Bulgaria under a defined contribution pension plan. The company's contributions to the defined contribution pension plan are charged to the income statement in the year to which they relate.

17       Deferred income taxes

         Deferred income tax is using the liability method, for all temporary differences arising between the tax bases of assets and liabilities and their carrying values for financial reporting purposes. Currently enacted tax rates are used to determine deferred income tax.

         The principal temporary differences arise from depreciation on property, plant and equipment and revaluation of certain non-current assets. Deferred tax assets relating to the carry forward of unused tax losses are recognised to the extent that it is probable that future taxable profit will be available against which the unused tax losses can be utilised.

18       Revenue recognition

         Sales are recognised upon delivery of products and customer acceptance, if any, or performance of services, net of sales taxes and discounts, and after eliminating sales within the Group, unless there is a significant uncertainty as to their collectibility.

         Other revenues earned by the Group are recognised on the following bases:

         Royalty income - on an accrual basis in accordance with the substance of the relevant agreement. Interest income - as it accrues (taking into account the effective yield on the asset) unless collectibility is in doubt.

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

1        Accounting policies (Continued)

19       Discontinuing operations

         These financial statements are prepared on the presumption that part of the activities of the Group, relating to the operation of the TV channel DEN, will be discontinued. In May 2003 the Group has disposed of the TV programme DEN, owned by UTV, part of the Cable Bulgaria Group. These financial statements present separately the results of operations of the cable network and the TV programme.


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

2       Operating profit

         The following items have been charged in arriving at the operating result:

                                                                                  Cable             Studio
                                                                              2002     2001     2002     2001
                                                                             ------   ------   ------   ------
         Depreciation on property, plant and equipment (Note 6)               1,572      937      242      225
         Amortisation of intangible assets (Note 7)                           1,445    1,341       12       18
         - goodwill (included in `Administrative expenses')                   1,388    1,309     --       --
         - other intangible assets (included in `Administrative expenses')       57       32       12       18
         Impairment charge                                                     --       --       --        281
         Program rights expenditure                                           3,036    2,520     --       --
         Film rights expenditure                                               --       --        300      275
         Raw materials and consumables used                                     707      578       44       99
         Staff costs (Note 2)                                                 3,224    3,251      588      627
         Consulting services and marketing research                             304      492       87       77
         Rents                                                                1,166      912       99      119
         Satellite transmission                                                --       --        380      416
         Telecommunication costs                                                223      209       47       78
         Licence fees                                                           168      128     --
         Other external services                                                912      348       77      293
         Other expenses                                                         358      579       47       13
         Cost of merchandise sold                                                80     --         14     --
                                                                             ------   ------   ------   ------

         Total operating expenses                                            13,195   11,295    1,937    2,521
                                                                             ======   ======   ======   ======

3        Staff costs

                                                                    31 December 2002   31 December 2001
         Wages and salaries                                                    2,143              2,431
         Social security contributions and social costs for staff              1,669              1,447
                                                                    ----------------   ----------------

                                                                               3,812              3,878
                                                                    ----------------   ----------------

4        Finance costs

                                                           31 December 2002   31 December 2001
         Interest income                                                  7                  6
         Dividend income                                                 12                 14
         Net foreign exchange transaction (loss)/gain                   698               (379)
         Interest expense                                               (36)               (56)
         Other financial expense                                        (33)               (66)
                                                           ----------------   ----------------

         Net financial income                                           648               (481)
                                                           ----------------   ----------------

         The above figure for net foreign exchange gain includes gain of BGN 1,114,000, which is mostly due to the revaluation of the balances denominated in USD due to shareholders at the end of period.


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

        (all amounts in BGN thousands)

5        Tax
                                             31 December 2002   31 December 2001

         Current tax                                      151                250
         Deferred tax (Note 14)                            99                228
                                             ----------------   ----------------

                                                          250                478
                                             ================   ================

6        Property, Plant and Equipment
                                            Land &       Plant &    Vehicles &        Assets         Total
                                         buildings     machinery     equipment         under
                                                                                construction

         Year ended 31 December 2001
         Opening net book amount               539         6,497           511         2,583        10,130
         Additions                             187         1,934           195           743         3,059
         Disposals                            --             (67)          (95)         --            (162)
         Transfer                             --             771          --            (771)         --
         Depreciation charge (Note 1)          (18)       (1,667)         (129)         --          (1,814)
                                        ----------    ----------    ----------    ----------    ----------

         Closing net book amount               708         7,468           482         2,555        11,213
                                        ----------    ----------    ----------    ----------    ----------

         At 31 December 2001
         Cost or fair value                    750        10,795           755         2,555        14,855
         Accumulated depreciation              (42)       (3,327)         (273)         --          (3,642)
                                        ----------    ----------    ----------    ----------    ----------

         Net book amount                       708         7,468           482         2,555        11,213
                                        ==========    ==========    ==========    ==========    ==========

         Additions to plant and machinery are stated at cost or fair value following the application of acquisition accounting.

7        Intangible assets

                                                   Goodwill    Other intangible
                                                                         Assets
         Year ended 31 December 2002
         Opening net book amount                      5,047                 225

         Additions (Note 18)                            (48)                 18
         Disposals                                     --                    (1)
         Amortisation charge (Note 1)                (1,388)                (69)
                                           ----------------    ----------------

         Closing net book amount                      3,611                 173
                                           ================    ================

         At 31 December 2002
         Cost                                         6,893                 359
         Accumulated amortisation                    (3,282)               (186)
                                           ----------------    ----------------

         Net book amount                              3,611                 173
                                           ================    ================


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

         (all amounts in BGN thousands)

8        Investments

         The amount  represents  a minority  participation  of 16.5% held by UTV
         (100% subsidiary of Cable Bulgaria) in Telekabel - Pazardjik.

9        Inventories
                                             31 December 2002   31 December 2001

         Materials (at cost)                              339                376
                                             ----------------   ----------------

                                                          339                376
                                             ================   ================

         Materials balance comprises mainly of optic fibres and components for the cable network.

10       Receivables
                                                           31 December 2002   31 December 2001
         Trade receivables and accrued income at year-end               473                361
         Recoverable tax                                                 85                 64
         Advance payments                                                67                 44
         Receivables from related parties                              --                  178
         Other receivables                                               91                 80
                                                           ----------------   ----------------

                                                                        716                727
                                                           ================   ================

11       Cash and cash equivalents
                                             31 December 2002   31 December 2001

         Cash in hand                                     287                749
         Cash in bank                                     506                100
                                             ----------------   ----------------

                                                          793                849
                                             ================   ================

         For the purposes of the cash flow statement, the period-end cash and cash equivalents comprise the following:

                                            31 December 2002   31 December 2001

         Cash in hand and bank                           793                849
         Restricted cash                                --                 (100)
                                            ----------------   ----------------

                                                         793                749
                                            ================   ================


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

        (all amounts in BGN thousands)

12       Trade and other payables
                                                  31 December 2002   31 December 2001
         Trade payables                                      1,412              1,150
         Payables to employees                                 541                309
         Social security and other taxes                       653                369
         Advances received                                    --                   23
         Payables to related parties (Note 19)                --                  204
         Accrual for program rights payable                    396                187
         Accrual for broadcast licenses payable                159                 99
         Accrual for construction works payable                192               --
         Other payables and accruals                           469                108
                                                  ----------------   ----------------

                                                             3,822              2,449
                                                  ================   ================


13       Borrowings
                                             31 December 2002   31 December 2001
         Current
         Bank borrowings                                   28                448
         Other                                             14               --
                                             ----------------   ----------------

                                                           42                448
                                             ----------------   ----------------
         Non-current
         Loans from related parties (Note 19)           3,808              4,483
         Loans from banks                                  35               --
         Payable under finance leases                      55                 69
                                             ----------------   ----------------

                                                        3,898              4,552
                                             ================   ================

         Total borrowings                               3,940              5,000
                                             ================   ================

         The current bank borrowings include:


         o A loan received from Roseximbank AD by Cable Bulgaria - branch in Bourgas amounting to BGN 100,000. The balance outstanding at 31 December 2002 is BGN 30,000. The collateral imposed includes properties owned by Cable Bulgaria valued at BGN 206,000.

         o A loan received from Eurobank AD by Cable Bulgaria - branch in Haskovo amounting to EUR 25,000 (BGN 48,896). The balance outstanding at 31 December 2002 is EUR 14,534. The collateral imposed includes fixed assets owned by Cable Bulgaria valued at BGN 108,000.

         o A loan received from Roseximbank AD by Cable Bulgaria Haskovo branch with a balance outstanding at 31 December 2002 of BGN 5,000. The collateral imposed includes a building owned by Cable Bulgaria valued at BGN 108,000.


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

        (all amounts in BGN thousands)

13       Borrowings (Continued)

         Maturity of non current borrowings:
                                             31 December 2002   31 December 2001

         Between 1 and 2 years                          3,898              4,552
                                             ----------------   ----------------

                                                        3,898              4,552
                                             ================   ================

14       Deferred income taxes

         Deferred income taxes are calculated on all temporary differences under the liability method using a principal tax rate of 23.5% (2001: 23.5%).

         Cable Bulgaria AD has incurred tax losses amounting to BGN 1,494,000 as
         at  31  December  2002  (31  December  2001:   BGN  903,000).   As  the
         recoverability  of  these  losses  in the  future  is not  certain,  no deferred  tax asset has been  recognised  in the  consolidated  balance sheet.

                                             31 December 2002   31 December 2001

        Deferred tax liabilities                          352                253
                                             ----------------   ----------------

                                                          352                253
                                             ================   ================

         Deferred tax liabilities and deferred tax charge in the income statement are attributable to the following items:

                                                     31 December 2001      Charge     31 December 2002
         Deferred income tax assets
         Intangible assets recognised as expense                  217         (14)                203
         Holiday pay accrual recognised as expense               --            29                  29

         Deferred income tax liabilities
         Accrued income at year end                               (14)         14                --
         Fixed assets                                            (456)       (128)               (584)
                                                     ------------------------------------------------

         Net deferred tax liability                              (253)        (99)               (352)
                                                     ================================================

15       Ordinary shares and share premium

         The total authorised number of ordinary shares is 122,542 shares (31 December 2001: 122,542) with a par value of BGN 100 per share. All issued shares are fully paid. There were no changes in the share capital of the company during the year ended 31 December 2002.


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

        (all amounts in BGN thousands)

16       Minority interests
                                              31 December 2002  31 December 2001


         At beginning of period                            991               387
         Acquisitions (net)                                (65)              271
         Minority interest in Income Statement             161               333
                                              ----------------  ----------------

         At 31 December 2002                             1,087               991
                                              ================  ================

17       Cash generated from operations

         Reconciliation of loss before tax and minority interest to cash generated from operations:

                                                                                      Year ended          Year ended
                                                                                31 December 2002    31 December 2001
         Loss before tax and minority interest                                              (718)             (1,326)

         Adjustments for:
         Depreciation (Note 1)                                                             1,883               1,162
         Amortisation (Note 1)                                                             1,388               1,359
         Impairment charge                                                                  --                   281
         Interest expense (net) (Note 4)                                                      31                  50
                                                                                ----------------    ----------------
                                                                                           2,584               1,526
         Changes in working capital (excluding the effects of acquisition and disposal):
         - trade and other receivables                                                        11                 190
         - inventories                                                                        37                 335
         - payables                                                                         (675)                279
         - prepayments                                                                       189                 406

         Cash generated from operations                                                    2,146               2,736
                                                                                ================    ================

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

         (all amounts in BGN thousands)

18       Acquisition and disposals

         During the twelve months ended 31 December 2002 the group made the following partial acquisition in already existing subsidiary:

         KIS Russe - additional 2.69% purchased

         Details of net assets acquired and goodwill from the acquisition during the period are as follows:

 Purchase consideration:
 Cash paid                                                                   17
 Fair value of net assets acquired                                          (65)
                                                                     ----------

Goodwill (Note 7)                                                           (48)
                                                                     ==========

         From 1 July 2001 Globo EOOD was excluded from the consolidation as the entity is in a process of liquidation and there are restrictions regarding the outflow of future benefits to Cable Bulgaria Group.

         In February 2002 the assets of the branches of UTV relating to the CATV business were legally separated and new entity was formed with the name Cable Bulgaria West EOOD. In August 2002 Cable Bulgaria West EOOD was legally merged into Cable Bulgaria AD and the former branches of UTV became branches of Cable Bulgaria.

19       Related party transactions

         The company did not undertake any related party transactions during the year ended 31 December 2002 in relation to purchases and sales activities.

         Loans from related parties         31 December 2002   31 December  2001

         Narisma Holdings - loan                       3,808               4,483
                                            ------------------------------------

                                                       3,808               4,483
                                            ====================================

         The loan payable to Narisma Holding has no maturity and is repayable upon request from the lender. The management of Cable Bulgaria AD believes that the loan should be classified as long-term borrowing as the purpose was investment in long-term assets and Narisma has committed itself not to withdraw the loan in the short-term period and disturb the operations of Cable Bulgaria and its subsidiaries.

         Loans to related parties

         Loans to minority shareholders                   90                 178
                                            ------------------------------------

                                                          90                 178
                                            ====================================
         Payables to related parties

         Payables to related parties                    --                   204
                                            ------------------------------------

                                                        --                   204
                                            ====================================


Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

20      Principal subsidiary undertakings

         Name                                          Country of             Effective   Effective percentage
                                                    incorporation    percentage held at                held at
                                                                       31 December 2002       31 December 2001
         Union Television AD                             Bulgaria                100.00                 100.00
         TV Mix, Burgas AD                               Bulgaria                100.00                 100.00
         Pleven - Sprint OOD                             Bulgaria                 51.00                  51.00
         Union Kabel, Dobrich OOD                        Bulgaria                 52.50                  52.50
         Dovacom, Dobrich EOOD                           Bulgaria                 52.50                  52.50
         Union Television - Velingrad OOD                Bulgaria                 70.00                  70.00
         Broadnet AD                                     Bulgaria                100.00                 100.00
         KIS AD                                          Bulgaria                 59.94                  57.25
         Globo Lom AD                                    Bulgaria                 51.00                  51.00
         Globo Shumen EAD                                Bulgaria                     -                 100.00
         Globo Stara Zagora AD                           Bulgaria                 95.80                  95.80
         Globo EOOD (excluded from consolidation)        Bulgaria                100.00                 100.00

         All holdings are in the ordinary share capital of the undertaking concerned.

         In August 2002 Globo Shumen EAD was legally merged together with Cable Bulgaria West EOOD in Cable Bulgaria AD.

21       Subsequent events and discontinuing operations

         In March 2003 Globo Stara Zagora AD was liquidated with a decision of the court.

         Up  to  August  2003  Cable  Bulgaria   acquired  an  additional  0.48%
         shareholding in KIS AD, Rousse. The consideration paid for this share was in the amount of BGN 6,000.

         Discontinuing operations

         The Board of Directors took a decision to dispose Union Television AD (part of the Group) operator of the DEN TV channel in 2003. The management decided to dispose of UTV AD because its operations are in area apart of the core business (CATV) that forms the long-term direction of the Group. Further the results for the last couple of years related to the UTV AD were negative and were not in line with the trends in the core CATV business results.

         Management have reviewed the need for provision relating to the possible losses, which the Group may incur in this disposal and have concluded that no provision is required in these consolidated financial statements.

         The total assets of UTV AD as at 31 December 2002 are BGN 732,000 and total liabilities are BGN 1,215,000 giving a negative net assets of BGN 483,000.

         In March 2003 a frame agreement was concluded which was signed as official contract in May 2003 between Cable Bulgaria AD and two of its shareholders, namely Narisma Holdings and Clearway Investments concerning the sale of UTV AD to Clearway Investments. According to the agreement Cable Bulgaria AD transfers 100% of its shares in UTV AD as part of the consideration on a share purchase deal between Narisma Holdings and Clearway Investments. According to the provisions of the agreement 1.5% of the share capital of Cable Bulgaria AD owned by
         Clearway Investments is transferred to Narisma Holdings, thus increasing its shareholding to 70%.

Cable Bulgaria AD
Consolidated Financial Statements
for the year ended 31 December 2002
--------------------------------------------------------------------------------

Notes to the consolidated financial statements (Continued)

22       Contingent liabilities

         As part of the above deal an amount of USD 90,000 was committed for payment to Clearway Investments by Cable Bulgaria by 29 February 2004. No transfer of ownership of the shares of Narisma Holdings in Cable Bulgaria AD can take place before that payment is made in case such deal occurs before the aforementioned final date for the payment.

                             GREENBRIAR CORPORATION
                          PRO FORMA FINANCIALS FOR THE
                       NINE MONTHS ENDED 30 SEPTEMBER 2004
                    AND TWELVE MONTHS ENDED 31 DECEMBER 2003




On October 12, 2004 Greenbriar Corporation, through the acquisition of two US Corporations, acquired 100% of the outstanding common stock of Tacaruna Holdings B.V. a Netherlands Company whose only principal assets are 30% of the outstanding stock CableTEL A.D., a Bulgarian Company and 64% of the outstanding stock of Narisma Holdings Limited, a Cyprus Company. The principal asset of Narisma is the ownership of 70% of CableTEL A.D. Through the ownership of Tacaruna, Greenbriar acquired 74.8% of the outstanding stock of CableTEL A.D.

         Greenbriar is the acquiring company in this acquisition however due to the relative values of the companies for accounting purposes this transaction is being treated as a reverse merger. As a reverse merger, for accounting purposes Greenbriar is being accounted for as if it had been the acquired company

         The pro forma combined Balance Sheet gives effect to the acquisition as if it had occurred on September 30, 2004. The pro forma combined condensed Statement of Operations for the Year ended December 31, 2003 and the nine months ended September 30, 2004 gives effect to the transaction as if it had occurred on January 1, 2003.

         The pro forma condensed combined information is presented for illustrative purposes only. Such information does not purport to be indicative of the results of operations and financial position that actually would have resulted had the acquisition actually occurred on the dates indicated, nor is it indicative of the results that may be expected in future periods. The pro forma adjustments are based upon information and assumptions available at the time of filing this Form 8-K.


                             Greenbriar Corporation
                           Consolidated Balance Sheets
                               September 30, 2004
                             (Amounts in thousands)

                                               Euros          US$          BGN          BGN


                                              Tacaruna      Narisma
                                              Holdings      Holdings     CableTel      Historical
                                                B.V.        Limited          AD      Consolidated
                                            -----------   -----------   -----------   -----------
Assets

Current assets
   Cash and cash equivalents                          5             0           844           849
   Accounts receivable-trade                          0             0         4,293         4,293
   Inventory                                          0             0         3,237         3,237
   Notes receivable                                   0         3,344             0         3,344
   Property held for sale                             0             0             0             0
   Other current assets                             298            96           102           496
                                            -----------   -----------   -----------   -----------
      Total current assets                          303         3,440         8,476        12,219
                                            -----------   -----------   -----------   -----------

Notes receivable, from sale of properties             0             0             0             0
   Less deferred gains                                0             0             0             0
                                            -----------   -----------   -----------   -----------
                                                      0             0             0             0
                                            -----------   -----------   -----------   -----------

Deferred income tax benefit                           0             0             0             0

Investment in subsidiaries                        7,593         7,330             0        14,923

Property and equipment, at cost
   Land and improvements                              0             0           848           848
   Buildings and improvements                         0             0             0             0
   Equipment and furnishings                          0             0        11,501        11,501
   Assets under construction                          0             0        14,770        14,770
   Proven oil and gas properties
     (full cost method)                               0             0             0             0
                                            -----------   -----------   -----------   -----------
                                                      0             0        27,119        27,119

   Less accumulated depreciation and
     depletion                                        0             0         7,184         7,184
                                            -----------   -----------   -----------   -----------
                                                      0             0        19,935        19,935
                                            -----------   -----------   -----------   -----------

Deposits                                              0             0             0             0

Other assets                                          0             0         2,312         2,312
                                            -----------   -----------   -----------   -----------
Total Assets                                      7,896        10,770        30,723        49,389
                                            ===========   ===========   ===========   ===========



                             Greenbriar Corporation
                     Consolidated Balance Sheets - Continued
                  (Amounts in thousands, except share amounts)


                                             Historical       US$           US$              US$
                                             Historical
                                              Tacaruna
                                            Consolidated  Historical                      Pro Forma
                                             Converted     Greenbriar     Pro Forma        Combined
                                               to US$     Corporation    Adjustments      Greenbriar
                                            -----------   -----------    -----------      -----------
Assets

Current assets
   Cash and cash equivalents                        538           324              0              862
   Accounts receivable-trade                      2,705           336              0            3,041
   Inventory                                      2,039             0              0            2,039
   Notes receivable                               3,344         1,156         (3,344)  A        1,156
   Property held for sale                             0         1,876              0            1,876
   Other current assets                             527           241              0              768
                                            -----------   -----------    -----------      -----------
      Total current assets                        9,153         3,933         (3,344)           9,742
                                            -----------   -----------    -----------      -----------

Notes receivable, from sale of properties             0         4,107           (387)  B        3,720
   Less deferred gains                                0        (3,720)             0           (3,720)
                                            -----------   -----------    -----------      -----------
                                                      0           387           (387)               0
                                            -----------   -----------    -----------      -----------

Deferred income tax benefit                           0         1,161         (1,161)  B            0

Investment in subsidiaries                       16,669             0         (7,330)  A            0

Property and equipment, at cost
   Land and improvements                            534         2,240              0            2,774
   Buildings and improvements                         0         6,549          1,702   B        8,251
   Equipment and furnishings                      7,246         1,228           (400)  B        8,074
   Assets under construction                      9,305             0              0            9,305
   Proven oil and gas properties
     (full cost method)                               0         1,466           (150)  B        1,316
                                            -----------   -----------    -----------      -----------
                                                 17,085        11,483          1,152           29,720

   Less accumulated depreciation and
     depletion                                    4,526         1,288         (1,288)  B        4,526
                                            -----------   -----------    -----------      -----------
                                                 12,559        10,195          2,440           25,194
                                            -----------   -----------    -----------      -----------

Deposits                                              0           307           (210)  B           97

Other assets                                      1,457           691           (167)  B        1,981
                                            -----------   -----------    -----------      -----------
Total Assets                                     39,838        16,674        (19,498)          37,014
                                            ===========   ===========    ===========      ===========




                             Greenbriar Corporation
                     Consolidated Balance Sheets - Continued
                  (Amounts in thousands, except share amounts)

                                               Euros           US$          BGN           BGN


                                              Tacaruna       Narisma
                                              Holdings       Holdings     CableTel       Historical
                                                B.V.         Limited          AD       Consolidated
                                            -----------    -----------   -----------    -----------

Liabilities and Stockholders' equity

Current liabilities
   Current maturities of long-term debt               0              0             0              0
   Current notes payable                              0          9,359        10,577         19,936
                                                      0              0             0              0
   Accounts payable - trade                           0              0        12,693         12,693
   Accrued expenses                                  13             17             0             30
   Other current liabilities                        291             49             0            340
                                            -----------    -----------   -----------    -----------

Total current liabilities                           304          9,425        23,270         32,999


Long-term debt                                    7,607              0         1,885          9,492

Deferred Gain                                         0              0           236            236

Other long term liabilities                           0              0            43             43
                                            -----------    -----------   -----------    -----------

Total liabilities                                 7,911          9,425        25,434         42,770

Minority interest                                     0              0           231            231

Stockholders' equity
   Preferred stock                                    0              0             0              0
   Common stock $.01 par value; authorized,
           4,000,000 shares; 977,000 shares
           issued and outstanding                     0              2             0              2
   Additional paid-in capital                        20              0        12,383         12,403
                                                      0              0             0              0
                                                      0              0             0              0

   Retained Earnings                                (35)         1,343        (7,325)        (6,017)
                                            -----------    -----------   -----------    -----------
                                                    (15)         1,345         5,058          6,388
                                            -----------    -----------   -----------    -----------


Total Liabilities & Equity                        7,896         10,770        30,723         49,389
                                            ===========    ===========   ===========    ===========




                             Greenbriar Corporation
                     Consolidated Balance Sheets - Continued
                  (Amounts in thousands, except share amounts)


                                             Historical        US$           US$              US$
                                             Historical
                                              Tacaruna
                                            Consolidated   Historical                      Pro Forma
                                             Converted      Greenbriar     Pro Forma        Combined
                                               to US$      Corporation    Adjustments      Greenbriar
                                            -----------    -----------    -----------      -----------

Liabilities and Stockholders' equity

Current liabilities
   Current maturities of long-term debt               0          4,756              0            4,756
   Current notes payable                         16,023              0         (7,330)  A        5,349
                                                      0              0         (3,344)  A            0
   Accounts payable - trade                       7,997            214              0            8,211
   Accrued expenses                                  33            821              0              854
   Other current liabilities                        407            309              0              716
                                            -----------    -----------    -----------      -----------

Total current liabilities                        24,459          6,100        (10,674)          19,885


Long-term debt                                   10,544          7,589              0           18,133

Deferred Gain                                       149              0              0              149

Other long term liabilities                          27            188           (188)  B           27
                                            -----------    -----------    -----------      -----------

Total liabilities                                35,179         13,877        (10,862)          38,194

Minority interest                                   146              0              0              146

Stockholders' equity
   Preferred stock                                    0              1              0                1
   Common stock $.01 par value; authorized,
           4,000,000 shares; 977,000 shares
           issued and outstanding                     2             10             88              100
   Additional paid-in capital                     7,826         55,966         (9,339)  C        1,888
                                                      0              0            703   B            0
                                                      0              0        (53,268)  D            0

   Retained Earnings                            (53,180)        53,180         (3,315)  D
                                            -----------    -----------    -----------      -----------
                                                  4,513          2,797         (8,636)          (1,326)
                                            -----------    -----------    -----------      -----------


Total Liabilities & Equity                       39,838         16,674        (19,498)          37,014
                                            ===========    ===========    ===========      ===========


Footnotes

A- To eliminate intercompany debt

B- To adjust Greenbriar to reflect assets and liabilities at fair market value

C- To eliminated intercompany investment in subsidiaries

D - To eliminated Greenbriar's historical retained earnings

E- Foreign monetary conversions were based on the values existing on September 30, 2004. On that date one Euro converted into $ 1.23 and one Bulgarian Leva
(BGN) converted into $ .63

F - The deferred tax asset of Greenbriar Corporation was supported by Net Operating Loss Carry forwards held by Greenbriar. This acquisition will be viewed by the Internal Revenue service as a change in control which severely limits the Company's ability to utilize these loss carry forwards.


                             Greenbriar Corporation
              Pro Forma Historical Combined Statement of Operations
                      Nine Months Ended September 30, 2004
                              Amounts in Thousands

                                         Euros          US$            BGN           BGN


                                       Tacaruna       Narisma
                                       Holdings      Holdings       CableTel      Historical
                                         B.V.         Limited          AD        Consolidated
                                     --------------------------------------------------------
Revenue
   Real estate operations                      0              0              0              0
   Oil & gas operations                        0              0              0              0
   Cable operations                            0              0         11,153         11,153
                                     --------------------------------------------------------
                                               0              0         11,153         11,153
                                     --------------------------------------------------------

Operating expenses
   Real estate operations                      0              0              0              0
   Oil & gas operations                        0              0              0              0
   Cable operations                            0              0          8,080          8,080
   Lease expense                               0              0          1,085          1,085
   Depletion, depreciation and
     amortization                              0              0          2,147          2,147
   Corporate general and
     administrative                            8            329          3,954          4,291
                                     --------------------------------------------------------
                                               8            329         15,266         15,603
                                     --------------------------------------------------------

Operating earning  (loss)                     (8)          (329)        (4,113)        (4,450)

Other income (expense)
   Interest income                             0            272              4            276
   Interest expense                            0              0           (600)          (600)

   Gain on foreign exchange
     transactions, net                         0              0            (37)           (37)
   Net gain on sale of assets                  0              0          2,491          2,491
   Other                                       0            430            372            802
                                     --------------------------------------------------------
                                               0            702          2,230          2,932
                                     --------------------------------------------------------

Earnings from continuing operations
   before income taxes and minority
   interest                                   (8)           373         (1,883)        (1,518)

Income tax (income) expense                    0             17            (58)           (41)

Minority interest                              0              0            109            109
                                     --------------------------------------------------------
   Net earnings (loss) from
     continuing operations                    (8)           356         (1,934)        (1,586)
                                     --------------------------------------------------------
Earnings (loss) per share from
  continuing operations

Weighted average number of common
  shares outstanding






                             Greenbriar Corporation
         Pro Forma Historical Combined Statement of Operations Continued
                      Nine Months Ended September 30, 2004
                              Amounts in Thousands



                                                         US$           US$              US$
                                      Historical
                                       Tacaruna
                                     Consolidated    Historical                      Pro Forma
                                      Converted      Greenbriar      Pro Forma        Combined
                                        to US$       Corporation    Adjustments      Greenbriar
                                     ----------------------------------------------------------
Revenue
   Real estate operations                      0    $     4,477              0      $     4,477
   Oil & gas operations                        0            996              0              996
   Cable operations                        5,878              0              0            5,878
                                     ----------------------------------------------------------
                                           5,878          5,473              0           11,351
                                     ----------------------------------------------------------

Operating expenses
   Real estate operations                      0          2,602              0            2,602
   Oil & gas operations                        0            758              0              758
   Cable operations                        4,258              0              0            4,258
   Lease expense                             572            686              0            1,258
   Depletion, depreciation and
     amortization                          1,131            365           (385)           1,111
   Corporate general and
     administrative                        2,413            774              0            3,187
                                     ----------------------------------------------------------
                                           8,374          5,185           (385) B        13,174
                                     ----------------------------------------------------------

Operating earning  (loss)                 (2,497)           288            385           (1,824)

Other income (expense)
   Interest income                           274            179           (272) A           181
   Interest expense                         (316)          (994)            72  A          (994)
                                                                           244  C            12
   Gain on foreign exchange
     transactions, net                       (19)             0              0              (19)
   Net gain on sale of assets              1,313          1,409          2,722
   Other                                     626           (618)             0                8
                                     ----------------------------------------------------------
                                           1,877            (24)            44            1,909
                                     ----------------------------------------------------------

Earnings from continuing operations
   before income taxes and minority
   interest                                 (619)           264            429               86

Income tax (income) expense                  (14)             0              0              (14)

Minority interest                             63              0            141  D           204
                                     ----------------------------------------------------------
   Net earnings (loss) from
     continuing operations                  (669)           264            288             (105)
                                     ----------------------------------------------------------
Earnings (loss) per share from
  continuing operations                                                             $     (0.01)

Weighted average number of common
  shares outstanding                                                                      9,997

Footnotes

A - To eliminate intercompany interest

B - To adjust amortization of intangible assets to reflect a write off period of 14 years

C- To capitalize construction interest incurred in 2004.

C - To record the minority interest in Narisma which is 36% owned by an independent third party.

D- The  acquisition was completed by the issuance of 31,500 shares of Greenbriar
Series J Preferred Stock. It is anticipated that the Series J Preferred Stock will be converted into 9,000,000 common shares of Greenbriar Corporation. This proforma assumes theconversion has occurred as of January 1, 2003

E- Foreign monetary conversions were based on the average conversion price for the nine months ended September 30, 2004. On that date one Euro converted into $
1.23 and one Bulgarian Leva (BGN) converted into $ .63



                       Greenbriar Corporation Consolidated
              Pro Forma Historical Combined Statement of Operations
                          Year Ended December 31, 2003
                              Amounts in Thousands

                                         Euros          US$            BGN           BGN


                                       Tacaruna       Narisma
                                       Holdings      Holdings       CableTel      Historical
                                         B.V.         Limited          AD        Consolidated
                                     --------------------------------------------------------
Revenue
   Real estate operations                      0              0              0              0
   Oil & gas operations                        0              0              0              0
   Cable operations                            0              0         14,369         14,369
                                     --------------------------------------------------------
                                               0              0         14,369         14,369
                                     --------------------------------------------------------
Operating expenses
   Real estate operations                      0              0              0              0
   Oil & gas operations                        0              0              0              0
   Cable operations                            0              0          9,475          9,475
   Lease expense                                                           965            965
   Depletion, depreciation and
     amortization                              0              0          3,858          3,858
   Corporate general and
     administrative                           11              8          2,187          2,206
                                     --------------------------------------------------------
                                              11              8         16,485         16,504
                                     --------------------------------------------------------

Operating earning  (loss)                    (11)            (8)        (2,116)        (2,135)

Other income (expense)
   Interest income                             0            364             10            374
   Interest expense                            0              0           (207)          (207)
   Gain on foreign exchange
     transactions, net                         0              0            712            712
   Net gain on sale of assets                  0              0            634            634
   Other                                       0              0            530            530
                                     --------------------------------------------------------
                                               0            364          1,679          2,043
                                     --------------------------------------------------------

Earnings from continuing operations
  before income taxes and minority
  interest                                   (11)           356           (437)           (92)

Income tax (income) expense                    0             17           (114)           (97)

Minority interest                              0              0            (57)           (57)

                                     --------------------------------------------------------
   Net earnings from
     continuing operations                   (11)           339           (266)            62
                                     --------------------------------------------------------


Earnings per share from
  continuing operations

Weighted average number of common
  shares outstanding




                       Greenbriar Corporation Consolidated
        Pro Forma Historical Combined Statement of Operations - Continued
                          Year Ended December 31, 2003
                              Amounts in Thousands



                                                        US$            US$              US$
                                      Historical
                                       Tacaruna
                                     Consolidated    Historical                       Pro Forma
                                      Converted      Greenbriar      Pro Forma        Combined
                                        to US$       Corporation    Adjustments      Greenbriar
                                     ----------------------------------------------------------
Revenue
   Real estate operations                      0    $     4,585              0      $     4,585
   Oil & gas operations                        0            449              0              449
   Cable operations                        8,320              0              0            8,320
                                     ----------------------------------------------------------
                                           8,320          5,034              0           13,354
                                     ----------------------------------------------------------
Operating expenses
   Real estate operations                      0          2,522              0            2,522
   Oil & gas operations                        0            400              0              400
   Cable operations                        5,486              0              0            5,486
   Lease expense                             559          1,412                           1,971
   Depletion, depreciation and
     amortization                          2,234            331           (513)  B        2,052
   Corporate general and
     administrative                        1,277          1,146              0            2,423
                                     ----------------------------------------------------------
                                           9,556          5,811           (513)          14,854
                                     ----------------------------------------------------------

Operating earning  (loss)                 (1,236)          (777)           513           (1,500)

Other income (expense)
   Interest income                           370            304           (364)  A          310
   Interest expense                         (120)          (705)            85   A         (740)
   Gain on foreign exchange
     transactions, net                       412              0              0              412
   Net gain on sale of assets                367          1,058              0            1,425
   Other                                     307            342              0              649
                                     ----------------------------------------------------------
                                           1,336            999           (279)           2,056
                                     ----------------------------------------------------------

Earnings from continuing operations
  before income taxes and minority
  interest                                   100            222            234              556

Income tax (income) expense                  (49)             0              0              (49)

Minority interest                            (33)             0             97   C           64

                                     ----------------------------------------------------------
   Net earnings from
     continuing operations                   182            222            137      $       541
                                     ----------------------------------------------------------


Earnings per share from
  continuing operations                                                             $      0.05

Weighted average number of common
  shares outstanding                                                             D       10,977

Footnotes

A - To eliminate intercompany interest

B - To adjust amortization of intangible assets to reflect a write off period of 14 years

C - To record the minority interest in Narisma which is 36% owned by an independent third party.

D- The acquisition was completed by the issuance of 31,500 shares of Greenbriar Series J Preferred Stock. It is anticipated that the Series J Preferred Stock will be converted into 9,000,000 common shares of Greenbriar Corporation. This proforma assumes theconversion has occurred as of January 1, 2003

E- Foreign monetary conversions were based on the average conversion price for the nine months ended September 30, 2004. On that date one Euro converted into $
1.29 and one Bulgarian Leva (BGN) converted into $ .579